+














                        PEPSICO LONG TERM SAVINGS PROGRAM















                             As Amended and Restated
                Effective July 1, 1992, Except as Otherwise Noted

                              Table of Contents
                                                                         Page

   ARTICLE I    Foreword                                                 I-1

   ARTICLE II   Definitions and Construction
      2.1            Definitions                                         I-1
      2.2            Construction                                        II-18

   ARTICLE III    Eligibility and Participation
      3.1            Eligibility                                         III-1
      3.2            Participation                                       III-2
      3.3            Break In Service                                    III-3

   ARTICLE IV     Contributions and Deferral Amounts
      4.1            Deferral Amount                                     IV-1
      4.2            Dollar Limits on Elective Deferrals                 IV-2
      4.3            Limitation on Deferral Percentage                   IV-5
      4.4            Rollover Contributions                              IV-9
      4.5            Maximum Allocations                                 IV-10
      4.6            Excess Allocations                                  IV-16
      4.7            Fund for Exclusive Benefit
                       of Participants                                   IV-16

   ARTICLE VI     Interests of Participants
      5.1            Accounts of Participants                            V-1
      5.2            Investment of Participant Accounts                  V-1
      5.3            Adjusting Account Balances                          V-11

   ARTICLE VI     Distributions to Participants
      6.1            Termination of Employment                           VI-1
      6.2            Death                                               VI-1
      6.3            Withdrawals                                         VI-1
      6.4            Form of Distributions                               VI-6
      6.5            Errors in Participant's Accounts                    VI-6
      6.6            Commencement of Payments                            VI-6
      6.7            Payment for Benefit of Disabled
                       or Incapacitated Person                           VI-10
      6.8            No Other Benefits or Withdrawals                    VI-11
      6.9            Participants Who Cannot Be Located                  VI-11

   ARTICLE VII    Plan Loans
      7.1            Eligibility for Plan Loans                          VII-1
      7.2            Application Procedure                               VII-1
      7.3            Loan Amount                                         VII-2
      7.4            Maximum Number of Outstanding Loans
                       and Refinancing                                   VII-3
      7.5            Effect on Participant's Investment                  VII-3
      7.6            Fees                                                VII-4
      7.7            Interest Rate                                       VII-4
      7.8            Term and Repayment                                  VII-5
      7.9            Loan Default                                        VII-6
      7.10           Nondiscrimination                                   VII-7
      7.11           Collins Food International, Inc.                    VII-7
      7.12           Miscellaneous                                       VII-7

   ARTICLE VIII   Determination of Beneficiary
      8.1            Certain Married Participants                        VIII-1
      8.2            Other Participants                                  VIII-3

   ARTICLE IX     Administration
      9.1            Allocation of Responsibility Among
                       Fiduciaries for Plan and Trust
                       Administration                                    IX-1
      9.2            Administration                                      IX-1
      9.3            Claims Procedure                                    IX-2
      9.4            Records and Reports                                 IX-3
      9.5            Other Administrative Powers
                       and Duties                                        IX-3
      9.6            Rules and Decisions                                 IX-4
      9.7            Procedures                                          IX-4
      9.8            Authorization of Benefit
                       Distributions                                     IX-5
      9.9            Application and Forms for
                       Distributions                                     IX-5

   ARTICLE X      Trust Fund                                             X-1

   ARTICLE XI     Amendment of the Plan                                  XI-1

   ARTICLE XII    Termination of the Plan                                XII-1

   ARTICLE XIIII  Miscellaneous
      13.1           Participants' Rights; Acquittance                   XIII-1
      13.2           Nonalienation of Benefits                           XIII-1
      13.3           Actions Involving the Trust                         XIII-2
      13.4           Qualification of Plan as a Condition                XIII-3
      13.5           Successor to the Company                            XIII-3

      13.6           Transfer of Plan Assets                             XIII-4
      13.7           Indemnification                                     XIII-4
      13.8           Action by the Company                               XIII-4
      13.9           Application Law                                     XIII-4
      13.10          Interpreting the Plan                               XIII-5

   ARTICLE XIV    Top-Heavy Plan Provisions
      14.1           Application                                         XIV-1
      14.2           Definitions                                         XIV-1
      14.3           Allocation of Minimum Contribution                  XIV-2

   ARTICLE XV     Signature                                              XV-1

   APPENDIX
         Appendix
     Article A       KFC-Collins                                         A-1
     Article B       KFC Hourly Employees                                B-1
     Article C       Pizza Hut Employees                                 C-1
     Article D       Prior Definitions of Eligible Pay                   D-1

   SCHEDULE 1     Designated Employers for Nonrestaurant Salaried
                     Employees                                           1-1

   SCHEDULE 2     Designated Employers for Nonrestaurant Hourly and
                     Commissioned Employees                              2-1

   SCHEDULE 3     Designated Employers for Restaurant
                     Employees                                           3-1

   SCHEDULE 4     Designated Employers for Transportation
                     Employees                                           4-1

   SCHEDULE 5     Designated Hourly Employees of the
                     Company                                             5-1

                                   ARTICLE I
                                   Foreword

            The PepsiCo Long Term Savings Program permits eligible employees to defer receipt of a portion of their Eligible Pay in order to promote savings on a tax-favored basis. The Plan provides for distributions in the event of termination of employment, death, or attainment of age 59-1/2. In addition, in certain circumstances, withdrawals are permitted in the event of hardship.
            The Plan has been established by PepsiCo, Inc. for the benefit of its salaried Employees and certain union employees and certain salaried, commissioned sales and hourly Employees of each subsidiary designated by PepsiCo, Inc. which adopts this Plan as an Employer.
            The  PepsiCo  Long  Term  Savings  Program  was  initially established effective January 1, 1983, and was subsequently amended. Effective December 31, 1991, the Kentucky Fried Chicken Corporation Long Term Savings Program, the Pizza Hut Long Term Savings Program, the Pepsi-Cola Operating Company Long Term Savings Program and the Taco Bell Long Term Savings Program (the "Merged Plans") were merged into the PepsiCo Long Term Savings Program (the "Plan"). The Plan was amended and restated effective July 1, 1992. Except as otherwise provided herein, this amendment and restatement is effective as of July 1, 1992, and applies to persons who are Participants in the Plan on or after that date. Except as so provided, the rights and benefits with respect to persons who terminated participation in the Plan or the Merged Plans prior to the date a provision is effective shall be governed by the prior provisions of the Plan and the Merged Plans. The provisions set forth in the following Articles apply to all Participants except to the extent otherwise provided. To provide for the investment of contributions to this Plan and other tax-favored savings plans maintained by it and its subsidiaries and affiliates, PepsiCo, Inc. has established the Master Trust described in Article X.

                              ARTICLE II
                     Definitions and Construction

            2.1 Definitions: This section provides definitions for certain words and phrases listed below. These definitions can be found on the pages indicated.


                                                                         Page
                                                                         ----

            (a)      Account                                             II-2
            (b)      Authorized Leaves of Absence                        II-2
            (c)      Annuity Starting Date                               II-2
            (d)      Beneficiary                                         II-2
            (e)      Board                                               II-2
            (f)      Code                                                II-2
            (g)      Company                                             II-2
            (h)      Company Stock                                       II-2
            (i)      Effective Date                                      II-3
            (j)      Elective Deferral                                   II-3
            (k)      Eligible Pay                                        II-3
            (l)      Employee                                            II-10
            (m)      Employer                                            II-11
            (n)      Employment                                          II-11
            (o)      Employment Commencement Date                        II-11
            (p)      ERISA                                               II-11
            (q)      Excess Contributions                                II-11
            (r)      Excess Elective Deferrals                           II-12
            (s)      Fiduciaries                                         II-12
            (t)      Highly Compensated Employee                         II-12
            (u)      Hour of Service                                     II-13
            (v)      Investment Expense                                  II-14
            (w)      Limitation Year                                     II-14
            (x)      Merged Plans                                        II-14
            (y)      Non-Highly Compensated Employee                     II-14
            (z)      Participant                                         II-14
                     (1)  Active Participant                             II-14
                     (2)  Inactive Participant                           II-14
            (aa)     PepsiCo Organization                                II-14
            (bb)     Plan                                                II-14
            (cc)     Plan Administrator                                  II-15
            (dd)     Plan Year                                           II-15
            (ee)     Recordkeeper                                        II-15
            (ff)     Retired Employee                                    II-15
            (gg)     Rollover Account                                    II-15
            (hh)     Rollover Contributions                              II-15

            (ii)     Salary Deferral Account                             II-15
            (jj)     Salary Deferral Contributions                       II-15
            (kk)     Severance from Service Date                         II-16
            (ll)     Termination of Employment                           II-16
            (mm)     Trust (or Trust Fund)                               II-16
            (nn)     Trustee                                             II-16
            (oo)     Valuation Date                                      II-16
            (pp)     Year of Service                                     II-16

Where the following words and phrases in bold face and underlined appear in this Plan with initial capitals they shall have the meaning set forth below, unless a different meaning is plainly required by context.
                  (a)  Account:  A  Participant's  total  interest  in
                      --------
      the Plan, the aggregate of the Participant's Salary Deferral Account and Rollover Account (and any other accounts that may be provided for in the Appendix).
                  (b)  Authorized  Leaves  of  Absence:  Any  absence:
      (i) that is authorized by an Employer under its standard personnel practices; and (ii) during which the individual's base pay is continued by the Employer. It is intended that all persons under similar circumstances shall be treated alike in the granting of such Authorized Leaves of Absence.
                  (c)  Annuity   Starting   Date:  The  first  day  on
                       -------------------------
      which all events have occurred that entitle the Participant to payment of a benefit.
                  (d)  Beneficiary:  Any  person or  persons  (natural
                      ------------
      or otherwise) determined under Article VIII to be entitled to receive benefits hereunder upon the death of a Participant.
                  (e)  Board:  The Board of Directors of the Company.
                       -----
                  (f) Code:  The  Internal  Revenue  Code of 1986,  as
                      ----
      amended from time to time.
                  (g) Company:    PepsiCo,   Inc.,   a   corporation
                      -------
      organized and existing under the laws of the State of North Carolina, or its successor or successors.
                  (h) Company  Stock:  The  capital  stock  issued by
                      --------------
      the Company.

                  (i)  Effective   Date:  The  date  upon  which  this
                       ----------------
      amendment  and  restatement  is  generally  effective,  July  1,
      1992. Certain identified provisions are effective on different dates as noted herein. Provisions made effective prior to July 1, 1992 amend the corresponding terms of both the Plan and the Merged Plans as of the date indicated, and any reference in such provisions to the Plan shall be taken as a reference to both the Plan and the Merged Plans (unless the context clearly indicates to the contrary).
                  (j)   Elective   Deferral:   With   respect  to  any
                        -------------------
      taxable year, a Participant's Elective Deferral is the sum of all employer contributions made on his behalf pursuant to an election to defer under any (i) qualified cash or deferred arrangement (as defined in Code section 401(k), (ii) simplified employee pension cash or deferred arrangement (as defined in Code section 408(k)), (iii) eligible deferred compensation plan under Code section 457, (iv) plan described in Code section 501(c)(18), and (v) any employer contribution made on the behalf of a Participant for the purchase of an annuity contract under Code section 403(b) pursuant to a salary reduction agreement.
                  (k) Eligible  Pay:  Effective  January 1, 1993,  for
                      -------------
      each  Plan  Year,   a   Participant's   Eligible  Pay  shall  be
      determined as follows:
                        (1)  Participants  Other Than Those  Employed
            by the KFC  Division:  With  respect  to all  Participants other than those  employed by the KFC  division,  Eligible
            Pay shall be determined as follows:
                              (i) In the  case  of a  Participant  who
                  is a salaried  Employee  considered  exempt from the
                  minimum  wage and  overtime  pay  provisions  of the
                  Fair Labor Standards Act, Eligible Pay shall mean:
                                    (A)  If  the  Participant  was  an
                        Employee  on the  Eligible  Pay  determination
                        date (or dates), (hereinafter referred to
                                       II-3
                        as  the  determination  date),  designated  by
                        the  Plan   Administrator,   with  respect  to
                        Employees employed by the Frito division,
                                          (I)    the     Participant's
                              annual  base  salary  in  effect  on the
                              Eligible Pay  determination  date in the
                              preceding Plan Year, plus
                                          (II)  any  lump  sum  amount
                              received  by the  Participant  prior  to
                              the   Salary   Determination   Date  and
                              during  such  preceding  Plan Year under
                              the  PepsiCo   Executive   Incentive  or
                              PepsiCo's   or    subsidiary's    Middle
                              Management   Incentive  Plan,  including
                              any   trimester   Frito-Lay   Management
                              Incentive  Plan  payments   received  by
                              the Participant.
                                    (B) If  the  Participant  was  not
                        an    Employee    on    the    Eligible    Pay
                        determination   date  in  the  preceding  Plan
                        Year,  the  Participant's  annual  base salary
                        on his Employment Commencement Date.
                              (ii) In the  case of a  Participant  who
                  is a salaried  Employee not  considered  exempt from
                  the minimum  wage and  overtime  pay  provisions  of
                  the Fair Labor  Standards  Act, and in the case of a
                  Participant  who  is an  hourly  Employee,  Eligible
                  Pay shall mean:
                                    (A)   If  the  Participant  was an
                        Employee  on  or  before  the   Eligible   Pay
                        determination   date  in  the  preceding  Plan
                        Year, the greater of:
                                          (I)  the  Participant's  W-2
                              earnings,  plus any  amounts  designated
                              as "Choice Pay"  ("Flexible  Pay" in the
                              case     of     Frito-Lay     and    its
                              subsidiaries,   collectively   "Flexible
                              Pay")   and    contributed   by   salary
                              reduction
                              agreement  to  the  Employer's  Benefits
                              Plus  program  or  this  Plan,  in  each
                              case    through   the    Eligible    Pay
                              determination     date    during    such
                              preceding   Plan  Year,   annualized  in
                              accordance  with  rules  adopted  by the
                              Plan Administrator or
                                          (II)    the    Participant's
                              W-2  earnings  plus  Flexible Pay during
                              the calendar year  immediately  prior to
                              such preceding Plan Year.
                                    (B) If  the  Participant  was  not
                        an  Employee  on or before  the  Eligible  Pay
                        determination  date, the Participant's  annual
                        base   salary  or  hourly  wage  rate  on  his
                        Employment  Commencement  Date,  annualized in
                        accordance  with  rules  adopted  by the  Plan
                        Administrator.
                              (iii)  In  the  case  of  a  Participant
                  who  is   classified  as  a   commissioned   ("route
                  sales") Employee, Eligible Pay shall mean:
                                    (A)  If  the  Participant  was  an
                        Employee  on  or  before  the   Eligible   Pay
                        determination date, the greater of:
                                          (I)  the  Participant's  W-2
                              earnings,  plus any  amounts of Flexible
                              Pay    through    the    Eligible    Pay
                              determination     date     during    the
                              preceding   Plan  Year,   annualized  in
                              accordance  with  rules  adopted  by the
                              Plan Administrator, or
                                          (II)    the    Participant's
                              W-2 earnings plus Flexible Pay during the Calendar year immediately prior to such preceding Plan Year.
                                    (B) If  the  Participant  was  not
                        an Employee on or before the Eligible Pay determination date for the preceding Plan
                        Year, the Participant's weekly guarantee on his Employment

                    Commencement Date, annualized in accordance with rules adopted by the Plan Administrator.
                              (iv) In the  case of a  Participant  who
                  is an hourly  Employee  of the  Pizza Hut  division,
                  Eligible Pay shall mean:
                                    (A)  If  the  Participant  was  an
                        Employee  on the  Eligible  Pay  determination
                        date  designated  by  the  Plan  Administrator
                        with    respect   to   Pizza   Hut    division
                        Employees, the sum of:
                                          (I)    the     Participant's
                              annualized  hourly  wage  rate in effect
                              on  the   Eligible   Pay   determination
                              date, plus
                                          (II)   any   overtime   paid
                              prior     to    the     Eligible     Pay
                              determination  date but  within the same
                              calendar     year,     annualized     in
                              accordance  with  rules  adopted  by the
                              Plan Administrator.
                                    (B) If  the  Participant  was  not
                        an    Employee    on    the    eligible    Pay
                        determination  date with  respect to Pizza Hut
                        division  Employees,  the  sum of the  amounts
                        under  (I) and (II)  above but  determined  as
                        of the Participant's  Employment  Commencement
                        Date.
                        (2)   Participants   Employed   by  the  KFC
            Division:  With respect to a  Participant  employed by the
            KFC division of the Company, his Eligible Pay shall be determined as follows:
                         (i) The Participant's salary or wages,  including forms
                    of pay  delivered in  alternative  manners such as piecework
                    and  payment  by  mileage  for  drivers,   overtime,   shift
                    differentials,   commissions,  bonuses  received  under  the
                    PepsiCo Executive
                                       II-6

                  Incentive Plan or the Company's or a subsidiary's Middle Management Incentive Plan, and
                              (ii)  Any  amount  not  included  in (i)
                  above which is contributed by the Employer on behalf of the Participant pursuant to a salary reduction agreement and which is not includable in gross income under Code sections 125, 402(e)(4), or 402(g).
            The amounts under subparagraphs (i) and (ii) shall be taken from payroll records for the full calendar year that precedes the Plan Year by 2 years. For example, for the 1993 Plan Year, "Eligible Pay" shall be determined from amounts earned for the full calendar year ending December 31, 1990. For a Participant who has only a partial year's earnings during the full calendar year 2 years prior to the Plan Year, the partial year's earnings shall be annualized. For a Participant with no earnings during the full calendar year 2 years prior to the Plan Year, Eligible Pay shall equal the Participant's base salary or wages, not including alternative forms of base pay, overtime, shift differentials, commissions or bonuses on the later of:
            (A) the "Eligible Pay determination date" designated by the Plan Administrator with respect to Employees other than those employed by a restaurant division or a Frito division, or (B) the Participant's Employment Commencement Date.
                              (iii)  In  the  case  of  a  Participant
                  who is an hourly Employee of the KFC division, Eligible Pay shall mean:
                                    (A)  If  the  Participant  was  an
                        Employee  on the  Eligible  Pay  determination
                        date designated by the Plan Administrator with respect to KFC division Employees, the sum of:
                                          (I)    the     Participant's
                              annualized  hourly  wage  rate in effect
                              on  the   Eligible   Pay   determination
                              date, plus

                                          (II)   Any   overtime   paid
                              prior     to    the     Eligible     Pay
                              determination  date but  within the same
                              calendar     year,     annualized     in
                              accordance  with  rules  adopted  by the
                              Plan Administrator.
                                    (B) If  the  Participant  was  not
                        an    Employee    on    the    Eligible    Pay
                        determination   date  with   respect   to  KFC
                        division  Employees,  the  sum of the  amounts
                        under  (I) and (II)  above but  determined  as
                        of the Participant's  Employment  Commencement
                        Date.
                        (3) Special  Rules for  Determining  Eligible
            Pay:
                              (i)  For  purposes  of  paragraphs   (1)
                  through (3) above and except for salary reduction amounts designated as Flexible Pay under an Employer's Benefits Plus program that are used to buy benefits and amounts contributed under the Plan, salary or wages shall not include amounts or the value of benefits received, or deemed received, under any performance share plan, stock option plan or similar plan or under any pension or welfare benefit plan maintained by the Employer, whether such plan is qualified or non-qualified and whether such amounts are deferred or not deferred.
                              (ii)  In  the  case  of  Employees   who
                  transfer from one Employer to another during the year, Eligible Pay of such Employees shall be the amount of annualized base salary or hourly wage rate on the transfer date plus annualized overtime, commission pay received prior to the transfer date and prior to the determination date and the amount of any lump sum bonus paid from an Employer's Incentive Compensation program.
                              (iii)   Notwithstanding   the  foregoing
                  provisions of this subsection, in the case of an Employee who elects to make nonqualified
                                       II-8
                  deferrals under the PepsiCo Executive Income Deferral Program for an upcoming Plan Year, the Employee's Eligible Pay for such Plan Year shall not be greater than his current base pay and the prior year's bonus under the Employer's incentive compensation program, decreased by any nonqualified deferrals elected for the upcoming Plan Year, and increased by amounts that will be received as distributions from the PepsiCo Executive Income Deferral Program for such Plan Year.
                              (iv)  For any  Plan  Year  beginning  on
                  or after January 1, 1989, the Eligible Pay of each Participant taken into account under the Plan shall not be less than $10,000 and shall not exceed $200,000, the latter as adjusted by the
                  Secretary of the Treasury. In determining the Eligible Pay of a Participant for purposes of the $200,000 limitation set forth in the preceding sentence, the rules of section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules, the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Eligible Pay as determined under this Section prior to the application of this limitation.
                              (v) For any Plan  Year  beginning  on or
                  after January 1, 1994, the Eligible Pay of each Participant taken into account under the Plan shall not be less than $10,000 and shall not exceed $150,000, the latter as adjusted by the
                  Secretary of the Treasury. In determining the Eligible Pay of a Participant for purposes of the $150,000 limitation set forth in the preceding sentence, the rules of section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the

                  Participant who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules, the adjusted $150,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Eligible Pay as determined under this Section prior to the application of this limitation.


      References in the Plan to deferrals of Eligible Pay, or Salary Deferral Contributions from Eligible Pay, shall be read as referring to deferrals of a Participant's current Employee compensation not in excess of Eligible Pay, determined as above.
                  (l) Employee: Any person who is: receiving remuneration for personal services currently rendered in the employment of an Employer (or who would be receiving such remuneration except for an Authorized Leave of Absence), and who is described in one of the following paragraphs:
                        (1) A  United  States  citizen  whose  primary
            place of employment is within the 50 states or the District of Columbia (collectively referred to in this subsection as "the U.S.");
                        (2) An alien  who has been  lawfully  admitted
            for permanent residence in the U.S. (referred to in this subsection as a "resident alien") and whose primary place of employment is within the U.S., but excluding any person working as a designate or in a U.S. assignment that the Employer classifies as primarily for training or temporary;
                        (3)  A  United  States   citizen  or  resident
            alien relocated by the Employer to a primary place of employment outside the U.S. and classified by the Employer as an United States expatriate;
                        (4)  Effective  January  1,  1994,  a resident
            alien:
                              (i)  who  is   employed  in  a  position
                  that is classified as a globalist under the personnel practices of an Employer,
                              (ii)   who   works   for   an   Employer
                  outside of his home country, and
                                       II-10

                              (iii)  who  previously   worked  for  an
                  Employer  (or an unrelated  multinational  employer)
                  in  another   country  that  was  neither  his  home
                  country nor the U.S.; and
                        (5)    Effective    September   1,   1994,   a
            third-country   national  (as  defined  below)  who  is  a
            resident  alien or whose  primary  place of  employment is within the U.S.
      For purposes of this subsection, a "third-country national" shall mean an alien who works for an Employer outside of his home country, and who previously worked for an Employer in another country that was not his home country.
                  (m)  Employer:  The  Company  and  any   subsidiary
                       --------
      which is authorized by the Company to participate herein and which adopts the Plan for its Employees, in accordance with any conditions required by the Company. Any such subsidiary shall be designated on the attached Schedules 1, 2, 3, 4, or 5, which specify the classes of Employees with respect to which it is considered an Employer. However, no subsidiary acquired after the Effective Date shall be an Employer with respect to Employees who are not currently eligible to enroll in the subsidiary's Benefits Plus program unless the subsidiary is individually designated on the applicable Schedule.
                  (n)  Employment:  Service with an Employer.
                       ----------
                  (o)  Employment   Commencement  Date:The  date  on
                       -------------------------------
      which an Employee first performs an Hour of Service for a member of the PepsiCo Organization.
                  (p)  ERISA:   Public  Law   93-406,   the   Employee
                       -----
      Retirement  Income  Security  Act of 1974,  as amended from time to time.
                  (q)  Excess  Contributions:   With  respect  to  any
                       ---------------------
      Plan Year, the excess of:
                        (1)   The   aggregate   amount   of   Employer
            contributions   paid  to  the  Plan  as  Salary   Deferral
            Contributions  on behalf of Highly  Compensated  Employees for such Plan Year, over
                        (2)    The    maximum     amount    of    such
            contributions  permitted by the  limitations  contained in
            Section    4.3(a)    (determined    by    reducing    such
            contributions  made on behalf of such  Highly  Compensated
            Employees in order
            of their  Average  Deferral  Percentages,  beginning  with
            the  Highly  Compensated   Employee(s)  with  the  highest
            Average Deferral Percentage).
                  (r)  Excess  Elective   Deferrals:   Those  Elective
                       ----------------------------
      Deferrals that are includable in an individual's gross income under Code section 402(g) because they exceed the dollar limitation in effect for the year under such Code section. Excess Elective Deferrals shall be treated as annual additions under the Plan for purposes of Section 4.5.
                  (s)   Fiduciaries:   The   named   fiduciaries,   as
                        -----------
      defined in section 402 of ERISA, who shall be the Plan Administrator and the Trustee, and other parties designated as fiduciaries, as defined in section 3(21) of ERISA, by such named fiduciaries in accordance with the terms of the Plan and the Trust (but only with respect to the specific responsibilities  of  each  in  connection  with  the  Plan  and
      Trust).
                  (t)  Highly Compensated Employee:
                       ---------------------------
                        (1)  General  Definition:  Effective  for Plan
            years   beginning  on  or  after  January  1,  1987,   any
            Employee  who  during  the  relevant   Plan  Year  or  the
            preceding Plan Year:
                              (i)  Was,  at  any  time,  a  5  percent
                  owner (as defined in Code section 416(i)(1));
                              (ii)  Received   compensation   from  an
                  Employer   in  excess  of   $75,000   (as   adjusted
                  pursuant to Code section 415(d));
                              (iii)  Received   compensation  from  an
                  Employer   in  excess  of   $50,000   (as   adjusted
                  pursuant  to Code  section  415(d)) and was a member
                  of the group  consisting  of the top 20  percent  of
                  the   employees   when   ranked   on  the  basis  of
                  compensation paid during the relevant year (i.e., the top-paid group), or
                              (iv)  Was  an  officer  of  an  Employer
                  and received compensation greater than 50 percent of the dollar limitation in effect under Code section 415(b)(1)(A) for such Plan Year.
                                       II-12

                        (2)  Certain  Current  Year   Exclusions:   In
            applying paragraph (1) with respect to the current Plan Year, any Employee not described in subparagraphs (ii) or (iv) above for the preceding Plan Year (without regard to this sentence) shall not be treated as described in subparagraphs (ii) or (iv) for the current Plan Year unless such Employee is among the 100
            Employees receiving the greatest compensation from the Employer for the current Plan Year. In addition, subparagraph (iii) shall not apply in determining who are Highly Compensated Employees for the current Plan Year.
                        (3)    Determination    of    Officers:    For
            purposes of applying subparagraph (iv) of paragraph (1) above, no more than 50 Employees, or, if less, the greater of 3 Employees or 10 percent of all Employees, shall be treated as officers. In addition, if, for any year, no officer of the Employer is described in subparagraph (a)(iv) above, the officer of the Employer with the greatest compensation shall be treated as an officer described in subparagraph (a)(iv) above.
                        (4)  Former   Employees:   A  former  Employee
            shall be treated as a Highly Compensated Employee if:
                              (i)   Such   Employee   was   a   Highly
                  Compensated  Employee when such  Employee  separated
                  from service, or
                              (ii)   Such   Employee   was  a   Highly
                  Compensated  Employee  at any time  after  attaining
                  age 55.
                        (5)  Treatment  of  Certain  Family   Members:
            Any family member of a 5 percent owner or one of the 10 Highly Compensated Employees receiving the greatest compensation from the Employer during the relevant year shall be aggregated with such 5 percent owner or top-ten Highly Compensated Employee for purposes of Section 4.3 of the Plan. In such case, the family member and 5 percent owner or top 10 Highly Compensated Employee shall be treated as a single Employee having compensation and Plan contributions equal to the sum of such compensation and contributions of the family member and 5 percent owner or top 10 Highly Compensated Employee. For purposes of this subsection, family member includes the spouse, lineal ascendants and descendants of the Employee and the spouses of such lineal ascendants and descendants.
                        (6)   Compensation:   For   purposes  of  this
            subsection, compensation means an Employee's compensation as determined under Code section 415(c)(3), increased by elective contributions that are: (i) made on behalf of the Employee under this Plan, a Merged Plan, another section 401(k) plan or a cafeteria plan of his Employer, and (ii) that are excludable from income under Code sections 125 or 402(a)(8).
      The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 employees, the number of employees treated as officers and the compensation that is considered, will be made in accordance with Code section 414(q) and the regulations thereunder.
                  (u)   Hour  of  Service:  Each  hour  for  which  an
                        ----------------------------------------------

      Employee is:
      ------------
                        (1)  Paid,  or  entitled  to  payment,  by the
            Employer for the performance of duties.
                        (2)  Directly  or  indirectly  compensated  or
            entitled to compensation by the Employer for reasons other than the performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty or leave of absence) irrespective of whether the employment relationship has terminated unless such compensation is solely for the purposes of complying with applicable workers' compensation or disability insurance laws; or
                        (3)  Awarded  back-pay  or  back-pay is agreed
            to by the Employer without regard to mitigation of damages, except that no Hour of Service shall be credited under this paragraph for any period for which the Employee is credited with an Hour of Service under paragraph (1) or (2) above.
                                       II-14

            In addition, each hour for which a leased employee, within the meaning of Code section 414(n), is paid or entitled to payment by the Employer for the performance of duties shall be considered an Hour of Service.
                  (v)  Investment  Expenses:   All expenses  related to
                      ---------------------
      the  management and  maintenance,  on a separate  basis,  of the
      individual   investment   options  under  the  Plan.   The  term
      "Investment   Expenses"  shall  not  include  general  fees  for
      management and maintenance of the Trust as a whole.
                  (w)   Limitation    Year:   The   12-month    period
                        ------------------
      commencing on January 1 and ending on December 31.
                  (x)  Merged  Plans:   The  Kentucky   Fried  Chicken
                       -------------
      Corporation Long Term Savings Program, the Pizza Hut Long Term Savings Program, the Taco Bell Long Term Savings Program and the Pepsi-Cola Operating Company Long Term Savings Program, as in effect prior to their merger into this Plan on December 31, 1991.
                  (y)  Non-Highly   Compensated  Employee:   Effective
                       ----------------------------------
      for Plan Years beginning on or after January 1, 1987, any Employee who is not a Highly Compensated Employee.
                  (z)  Participant:  Any  individual  who is either an
                       -----------
      Active Participant or an Inactive Participant.
                        (1)   Active    Participant:    Any   eligible
            Employee, as defined in Section 3.1, who has a current election in effect to make Salary Deferral Contributions in accordance with Article IV.
                        (2)  Inactive   Participant:   Any  individual
            (other  than an  Active  Participant)  who has an  Account under the Plan.
                  (aa)  PepsiCo  Organization:  The  controlled  group
                        ---------------------
      of corporations of which the Company is a member, as defined in Code Section 414(b) and regulations issued thereunder.

                  (bb)   Plan:   The   PepsiCo   Long   Term   Savings
                         ----
      Program, the Plan set forth herein, as it may be amended from time to time. The Plan Administrator may also designate certain informal names for the Plan, such as "Save-Up", for use in communications regarding the Plan.
                  (cc)  Plan   Administrator:   The  Company,  or  its
                        --------------------
      successor or successors, which shall have authority to administer the Plan as provided in Article IX.
                  (dd)  Plan  Year:  The  12-month  period  commencing
                        ----------
      on January 1 and ending on December 31. From December 1, 1988 to December 31, 1991, the Plan Year commenced on December 1.
                  (ee)  Recordkeeper:  The  party  designated  by  the
      Plan Administrator to maintain records of Participants' Accounts in accordance with procedures established by the Plan Administrator.
                  (ff)  Retired  Employee:  Any  person:  (i)  who has
                        -----------------
      received, while age 55 or over, a qualifying lump sum distribution from a defined benefit pension plan sponsored by an Employer, and (ii) who was an Employee eligible to participate in this Plan immediately prior to his retirement from the Employer. For purposes of this subsection, a qualifying lump sum distribution shall refer to lump sums other than single sum distributions with a value of $3,500 or less, determined in accordance with Code section 417(e).
                  (gg)  Rollover  Account:  The account  maintained to
                        -----------------
      record any rollover contributions pursuant to Section 4.4, and any adjustments relating thereto. A Participant's Rollover Account shall at all times be fully vested.
                  (hh) Rollover  Contributions: Contributions  to the
                       -----------------------
      Plan that are made pursuant to Section 4.4.
                  (ii) Salary Deferral Account:     The    account
                       -----------------------
      maintained  for  a  Participant   to  record  amounts   deferred
      pursuant to the election described in Section 4.1, as well as any adjustments relating to such amount. A Participant's Salary Deferral Account shall at all times be fully vested.

                  (jj)   Salary   Deferral   Contributions:    Any
                         ---------------------------------
      Employer  contributions  made to the Plan at the election of a  Participant,  in lieu of cash  compensation,  pursuant to
      Section 4.1.
                  (kk)    Severance    from   Service   Date:   An
                          ----------------------------------
      Employee's  Severance  from  Service Date shall occur on the earlier of:
                        (1)   The   date   the   Employee   quits,
            retires, is discharged or dies; or
                        (2)  The  first  anniversary  of the  date
            the Employee is absent from service with an Employer (with or without pay) for any reason other than a
            quit,   retirement,   discharge  or  death,   such  as
            vacation,  holiday,  sickness,  disability,  leave  of
            absence or layoff.
                  (ll)  Termination of  Employment:  The cessation
                        --------------------------
      of an  Employee's  employment  with  an  Employer  or  other
      member  of  the  PepsiCo  Organization,   whether  by  quit,
      resignation,    discharge,    retirement,    disability   or
      indefinite layoff. However, such term shall not include an Authorized Leave of Absence or the transfer from the
      Employment of one Employer that maintains this Plan to another such Employer, or to employment with any other member of the PepsiCo Organization.
                  (mm)   Trust   (or   Trust   Fund):   The   fund
                        ---------------------------
      established pursuant to the Trust instrument to receive and to invest amounts credited to Participants' Accounts and from which distributions will be made.
                  (nn)  Trustee:  The  individual  or  corporation
                        -------
      appointed by the Company pursuant to the Trust instrument to hold the Trust Fund.
                  (oo)   Valuation   Date:   Each   business  day,
                         ----------------
      except that the Trustee may temporarily suspend valuations when it deems it to be necessary in accordance with Section 5.2(b). In all cases, however, there shall be a Valuation Date on the last business day of the Plan Year.
                  (pp) Year of Service:  Each  12-month  period of
      service  in  the  period  of   service   commencing   on  an
      Employee's  Employment  Commencement  Date
      and ending on his Severance from Service Date, subject to the following special rules.
                        (1) If an Employee  has a  Severance  from
            Service Date as a result of a quit, discharge or retirement and then returns to the employment of the
            PepsiCo   Organization   within  12  months  from  his
            Severance from Service Date, the Employee's period of severance shall be counted as part of his period of service.
                        (2) If an Employee  terminates  employment
            because of a quit, discharge or retirement (during any other absence from service of 12 months or less) and then returns to the employment of the PepsiCo Organization within 12 months from the date on which
            he  was  first  absent,   the  Employee's   period  of
            severance  shall be  counted  as part of his period of
            service.
                        (3)  If  an   Employee   has  a  break  in
            service (as defined below), his Years of Service prior to such break in service shall only be taken into account if he has a Year of Service following his rehire (determined under the preceding provisions
            of  this   subsection  as  if  his  employment   first
            commenced  on  his  date  of  rehire).   A  "break  in
            service"  is  a  12-month   period   beginning  on  an
            Employee's  Severance  from  Service Date during which
            the  Employee  is  not   credited   with  an  Hour  of
            Service.
            2.2 Construction: The terms of this Plan shall be construed in accordance with this section.
                  (a) Gender and  Number:  The  masculine  gender,
      where appearing in the Plan, shall be deemed to include the feminine gender and the singular shall include the plural, unless the context clearly indicates to the contrary.
                  (b)  Headings:  The  headings  of  sections  and
      subsections  are for ease of reference only and shall not be
      construed  to  limit  or  modify  the  detailed   provisions
      thereof.
                                       II-18

                           ARTICLE III
                  Eligibility and Participation
            3.1  Eligibility:  This  section,  as  modified by the
Appendix, specifies who is eligible to participate in the Plan (the "eligible Employees").
                  (a)  General  Rule:   The  following   Employees
      shall be eligible to participate in the Plan if they are currently eligible to enroll in their Employer's Benefits
      Plus program: All full-time and part-time salaried Employees of an Employer and all full-time hourly, commissioned sales or transportation Employees of an Employer.
                  (b) Ineligible  Employees:  Notwithstanding  the
      general rule in (a) above, the following Employees shall not be eligible to participate in the Plan:
                        (1)   Any   Employee   whose   terms   and
            conditions of employment  are determined by collective
            bargaining with a union  representing such persons and
            with  respect to whom  inclusion  in this Plan has not
            been  specifically  provided  for in  such  collective
            bargaining agreement;
                        (2)   Any   Employee   who  is  a   leased
            employee within the meaning of Code section 414(n);
                        (3)  Effective   December  1,  1989,   any
            Highly  Compensated  Employee who has not attained age
            21 and completed a Year of Service;
                        (4) Any  individual  who is an independent
            contractor; and
                        (5)  Effective  on and  after  January  1,
            1996,  any Employee of an Employer  designated on Part
            1  of  the  attached   Schedule  3  who  is  a  Highly
            Compensated Employee (or who is reasonably projected to be a Highly Compensated Employee based on the best available data).
      An independent contractor who is recharacterized by the Internal Revenue Service as a common law employee will not be considered described in paragraph (4) for periods on and after the recharacterization. Such individual also will not be considered described in paragraph (4) for periods before the recharacterization, unless the Employer

                                       III-1
      had classified the individual as an independent contractor in good faith, and the individual was part of a group of
      independent   contractors   identified   by   similar   work
      requirements.   An  individual's   ineligibility  under  the
      previous sentence shall have no bearing on whether the individual is an excludable employee for purposes of the nondiscrimination tests under Code sections 410(b) and 401(a)(4).
                  (c)  Certain  Part-Time   Employees:   Effective
      July 1, 1995, any Employee who would be an eligible Employee if he were classified by his Employer as full-time (with no other changes in his status and circumstances) shall be eligible to participate in the Plan.
For purposes of this section, an Employee who is an associate, casual, part-time or temporary employee is not considered to be full-time.
            3.2  Participation:
                  (a)  Commencement  of Active  Participation:  An
      eligible Employee shall become an Active Participant upon enrolling in the Plan.
                        (1) An eligible  Employee's  enrollment in
            the Plan shall be made by electing to defer a portion of his Eligible Pay, in accordance with Section 4.1(b). An eligible Employee's qualifying election
            to   participate   actively   in  the  Plan  shall  be
            effective as soon as practicable for his Employer.
                        (2)  Notwithstanding  paragraph (1) above,
            the   election   of   an   Employee   eligible   under
            Section 3.1(c) shall not be effective before the first January 1 or July 1 following his attainment of age 21 and his completion of a 12-month period of employment (measured as described below) in which he is credited with at least 1,000 Hours of Service (referred to as a "year of eligibility service"). The 12-month period between the date the Employee first completes one Hour of Service and the first
            anniversary   thereof  shall  be  used   initially  to
            determine his eligibility to participate in the Plan; thereafter, his eligibility to participate in the Plan shall be determined by reference to whether he completes 1,000 or more Hours of Service in any Plan Year, beginning with the first Plan

                                       III-2

            Year commencing after he first completes one Hour of Service. An employee who completes 1,000 or more Hours of Service in both the initial 12-month eligibility
            computationperiod and the first  Plan Year   commencing
            after he first completes one Hour of Service shall be credited with two years of eligibility service for purposes of this section.

                  (b)  Termination  of  Participation:  An  Active
      Participant  shall continue to  participate  actively in the
      Plan until he revokes his enrollment or his enrollment  ends as a result of his  Termination of Employment or transfer to a  position  that  is  ineligible  for  participation.  When active  participation  ceases,  an individual with a balance
      in  his  Plan   Account   shall   continue  as  an  Inactive
      Participant until his Account has been distributed.
                  (c)  Recommencement  of  Active   Participation:
      Subject  to  Section  3.3,  any   individual   whose  active
      participation has terminated  pursuant to subsection (b) may
      return   to  active   participation   by   reinstating   his
      enrollment  (following  his return to service as an eligible
      Employee, if applicable).
          3.3 Break in Service: This section shall apply in the case of an Employee described in Section 3.1(c) who has a break in service, as defined below. In determining such Employee's post-break participation in the Plan, the Employee's pre-break years of eligibility service shall be restored only after he has a year of eligibility service following his rehire
     (determined under Section 3.2 as if his employment first commenced on his date of rehire). For purposes hereof, a "break in service" shall mean a
     12-consecutive-month   computation  period  during  which  an  Employee  is
     credited with 500 or less Hours of Service. The applicable computation period for determining breaks in service shall be the 12-month period beginning on the Employee's date of employment and Plan Years commencing after such date of employment.

                                       III-3

                            ARTICLE IV
                Contributions and Deferral Amounts

            4.1  Elective  Deferrals:  An Employee who is eligible
under  Section 3.1 and who has  Eligible  Pay may elect to defer a portion  of his  Eligible  Pay in  accordance  with the  following subsections.
                  (a)    Deferral    Amount:    Subject   to   the
      limitations   established  by  this  Article,   each  Active
      Participant  may  defer  in any Plan  Year up to 10  percent
      (15 percent,  effective January 1, 1996) of his Eligible Pay
      in   accordance   with   this   section.   In  the  event  a
      Participant  elects to defer a portion of his  Eligible  Pay under the Plan, it will be designated  for  contribution  by the Employer to the Trust on behalf of the Participant,  and for  deposit in his Salary  Deferral  Account.  All  amounts deposited to a Participant's  Salary Deferral  Account shall at all times be fully vested.
                  (b)  Election  to  Defer:   Each   Employee  who
      qualifies  as an  eligible  Employee  under  Section 3.1 may elect to defer a portion of his Eligible  Pay in  accordance with  subsection  (d). An eligible  Employee shall make this election by:
                        (1)    Completing    and   returning   the
            enrollment    form,   or   utilizing   the   telephone
            enrollment    system,    provided    by    the    Plan
            Administrator,
                        (2)   Designating   a   portion   of   his
            Eligible Pay to be  contributed by his Employer to the
            Plan, and
                        (3)  Indicating  how such  amounts  are to
            be invested under Section 5.2.
      An eligible  Employee's election under this subsection shall be  effective  as soon as  practicable  for his Employer and shall  remain in effect  until it is modified or  terminated
      under   subsection   (c)   below,   or  until   his   active
      participation terminates in accordance with Section 3.2(b).
                  (c)  Changes in  Deferral  Election:  Subject to
      subsection   (d),  an  Active   Participant   may  elect  to
      increase,  decrease or terminate  the amount of his deferral at any
      time by completing  and returning a change of election form, or using the  telephone  enrollment  system to designate the revised  deferral  rate to be  contributed  to the  Plan.  A
      Participant's   election  under  this  subsection  shall  be
      effective as soon as practicable for his Employer.
                  (d) Election  Procedures:  To be  effective,  an
      election made  pursuant to subsection  (b) or (c) above must be made in the manner  specified by the Plan  Administrator.
      In addition,  the election  shall  specify the amount of the deferral  desired  for each Plan Year in the form of a whole
      dollar   amount,   a  percentage   of  Eligible  Pay,  or  a
      combination   of  the   two  as   specified   by  the   Plan
      Administrator  from time to time  (effective  prior to 1996, only the  whole  dollar  amount  form  shall be  available), subject to the  limitation  in  subsection  (a)  above.  Any
      election   purporting   to  defer  more  than  the   maximum
      percentage  of Eligible Pay permitted  under  subsection (a)
      shall  be  treated  as an  election  to defer  such  maximum percentage  of Eligible Pay.  Notwithstanding  the preceding sentence,  the Plan  Administrator  shall not give effect to elections  that  do  not  meet  the  minimum  standards  for
      completeness    and   accuracy   the   Plan    Administrator
      establishes from time to time.
                  (e)   Payroll   Deductions:    A   Participant's
      Salary  Deferral  Contributions  shall be withheld  from his
      Eligible  Pay  through  automatic  payroll  deductions.  The amount to be withheld  in any pay period  shall be a ratable
      share  of  the  Participant's   currently  effective  salary
      deferral   election   for  the  entire  Plan  Year.   Salary
      Deferral  Contributions  may not be withheld after they have been actually or constructively received by the Participant.
            4.2    Dollar    Limits   on    Elective    Deferrals:
Notwithstanding  Section 4.1, a Participant's  Elective  Deferrals
shall be limited as provided in this section.
                  (a)  Initial   Limit:   Effective  for  calendar
      years   beginning   on  and  after   January  1,   1987,   a
      Participant's  Elective  Deferrals  under the Plan  shall be limited to $7,000 or, if  greater,  the  adjusted  amount in effect under Code section 402(g) for the preceding  calendar year.
                  (b)   Additional   Limit:   Effective  for  Plan
      Years  beginning   after  1987,  a  Participant's   Elective
      Deferrals,  which are made in any calendar  year to the Plan or any
      other  arrangement  maintained by the Employer,  shall be limited to the amount permissible under Code section 402(g) for taxable years beginning in such calendar year.
                  (c)  Distribution of Excess Elective Deferral:
                        (1)  Assignment:  If the  Elective  Deferral  made
            on behalf of a Participant under all plans in which such individual is a participant, whether or not maintained by the  Employer,  exceeds  the dollar  limitation  contained  in
            Code  section  402(g),  such  Participant  may  assign to this
            Plan any Excess  Elective  Deferral made during a taxable year of the  Participant  no later than March 1 following the close of, and with respect to, the taxable year in which such Excess Elective Deferral was made by:
                              (i)  Notifying  the  Plan  Administrator  in
                  writing  of the  Elective  Deferral  made under any plan
                  other than this Plan,
                              (ii)   Allocating  in  writing  such  Excess
                  Elective  Deferral  between or among  such  other  plans
                  and this Plan, and
                              (iii) Stating  in   writing   that  if  such
                  Excess Elective Deferral allocable to the Plan is not distributed, the deferral limitations of Code section 402(g) will be exceeded for the Participant's taxable year  with  respect  to  which  such  Elective  Deferral
                  occurred.
                        (2)    Distribution:    Upon    notification    in
            accordance with paragraph (1), the Plan Administrator shall distribute any Excess Elective Deferral allocated to the
            Plan (plus any income  and minus any loss  allocable  thereto)
            to the relevant Participant no later than April 15 of the calendar year following the close of the taxable year of the
            Participant   with  respect  to  which  such  Excess  Elective
            Deferral was made.
                    (3)   Determination  of  Income  or  Loss:  Excess  Elective
               Deferrals  shall be adjusted  for any income or loss  through the end of the taxable year of the Participant  with respect to which such  Excess  Elective  Deferral  was
               made. The income or loss allocable to a Participant's Excess
               Elective  Deferral  is  the  income  or  loss  allocable  to  the
               Participant's  Salary  Deferral  Account for such  taxable  year,
               multiplied  by  a  fraction,   the  numerator  of  which  is  the
               Participant's Excess Elective Deferrals for such taxable year and the  denominator of which is the  Participant's  account  balance attributable  to Salary Deferral  Contributions  as of the end of
               the taxable year without  regard to any income or loss  occurring during such taxable year.
                  To the extent necessary to ensure compliance with subsection (b) above, the Plan Administrator shall distribute Excess Elective Deferrals to a Participant, notwithstanding the fact that the Participant has not assigned such Excess Elective Deferrals to this Plan by the deadline specified in subsection
      (c)(1).  Such  distribution  shall be  accomplished  as contemplated in subsection (c)(2) above.
            4.3  Limitation on Deferral Percentage:
                  (a)  Limitation:   Notwithstanding  anything  herein  to
      the  contrary,  in any Plan Year  beginning  on or after  January 1,
      1987,  the Average  Deferral  Percentage  of the eligible  Employees who are Highly Compensated Employees for such Plan Year shall not exceed the greater of (1) or (2) below:
                        (1)  The  Average   Deferral   Percentage  of  the
            eligible  Employees who are Non-Highly  Compensated  Employees
            for such Plan Year multiplied by 1.25, or
                        (2)  The  Average   Deferral   Percentage  of  the
            eligible  Employees who are Non-Highly  Compensated  Employees
            for such  Plan  Year  multiplied  by 2.0,  provided,  however, that in this  case  the  Average  Deferral  Percentage  of the
            eligible  Employees  who  are  Highly  Compensated   Employees
            shall not exceed the Average Deferral Percentage of the eligible Employees who are Non-Highly Compensated Employees by more than 2 percentage points.
                                       IV-4

                  (b)  Average  Deferral   Percentage:   For  purposes  of
      subsection  (a)  above,  the  Average  Deferral   Percentage  for  a
      specified group of Employees for a Plan Year shall mean the average of the ratios (calculated separately for each Participant in such group) of:
                              (1)  The  amount  of  the  Salary  Deferrals
                  made  on  behalf  of the  Employee  for  the  Plan  Year
                  (including   Excess   Elective   Deferrals   of   Highly
                  Compensated Employees), to
                              (2)  The  Employee's  compensation  for  the
                  Plan  Year   (whether   or  not  the   Employee   was  a
                  Participant for the entire Plan Year).
            For Plan Years beginning on or after January 1, 1989, the Average Deferral Percentage shall be computed to the nearest one hundredth of one percent.
                        (c)  Special  Rules:  In  applying  the limits set
            forth in  subsection  (a) above,  the  following  rules  shall apply:
                              (1)  For   purposes   of  this   subsection,
                  compensation  means  compensation  as  defined  in  Code
                  section   414(s).   For  Plan  Years  in  which   Excess
                  Contributions  and Income are  distributed  pursuant  to
                  subsection  (e),   compensation  means  compensation  as
                  defined  in  Treas.  Reg.  1.415-2(d)(11)(ii).  For Plan
                  Years   beginning   on  or  after   January   1,   1989,
                  compensation  shall be limited to $200,000  (adjusted at
                  the same  time and in such  manner  as  permitted  under
                  Code  section  415(d))  provided  that  for  Plan  Years
                  beginning on or after January 1, 1994,  compensation  is
                  limited to  $150,000  (adjusted  at the same time and in
                  such manner as permitted under Code section 415(d)).
                              (2)  If a  Highly  Compensated  Employee  is
                  eligible  to  participate  under  more  than one cash or
                  deferred  arrangement  described in Code section  401(k)
                  maintained  by the  Employer,  all such cash or deferred
                  arrangements  shall be  treated as one for  purposes  of
                  calculating    such    Employee's    Average    Deferral
                  Percentage.
                              (3)  For   purposes   of   determining   the
                  Deferral  Percentage  of a Highly  Compensated  Employee
                  who  is  a 5  percent  owner  or  one  of  the  10
                                       IV-5
                  most highly-paid Highly Compensated  Employees, as described
                  in    Section    2.1(t)(5),    the    Salary    Deferral
                  Contributions  and  compensation  of such Employee shall
                  include   the   Salary   Deferral    Contributions   and
                  compensation   for  the   Plan   Year  of  such   Highly
                  Compensated  Employee's Family Members,  as described in
                  Code section  414(q)(6).  Family  Members,  with respect
                  to  such   Highly   Compensated   Employees,   shall  be
                  disregarded  as separate  Employees in  determining  the
                  Average   Deferral    Percentage   both   for   eligible
                  Employees who are Non-Highly  Compensated  Employees and
                  for  eligible   Employees  who  are  Highly  Compensated
                  Employees.
                  (d)  Adjustment  of Salary  Deferrals:  If during a Plan
      Year the Plan Administrator determines that there is a likelihood that the Average Deferral Percentage of the Highly Compensated Employees will exceed the limitation specified in subsection (a), then the Plan Administrator may prospectively reduce or limit the deferrals of the Highly Compensated Employees to such amount and beginning as of such pay period during the Plan Year as is deemed necessary by the Plan Administrator in its sole discretion to prevent the  limitation  in subsection  (a) from being  exceeded for the Plan Year.  The Plan  Administrator  may  terminate (in whole or in part) any reduction or limitation on deferrals under this subsection which is no longer necessary to prevent the limitation specified in subsection (a) from being exceeded for the Plan
      Year.   Whenever   necessary   during  the  Plan   Year,   the  Plan
      Administrator may institute further reductions or limitations on deferrals, or reinstate reductions or limitations on deferrals, to the extent required to prevent the limitation in subsection (a) from being exceeded.
                  (e)  Distribution  of Excess  Contributions  and Income:
      If the Average  Deferral  Percentage  of the eligible  Employees who
      are  Highly   Compensated   Employees  exceeds  the  limitations  of
      subsection (a) for any Plan Year, then notwithstanding any other provision of the Plan, any Excess Contributions for such Plan Year

      (plus any income and minus any loss allocable thereto) shall be distributed to the appropriate Highly Compensated Employees and, where applicable, family members, not later than two and one-half months following the Plan Year with respect to which such Excess Contributions were made.
                        (1) Determination of Income or Loss: Excess Contributions shall be adjusted for any income or loss through the end of the Plan Year for which the Excess Contributions occurred. The income or loss allocable to a Participant's Excess Elective Deferral shall be as follows:
                              (i) For the  Plan  Year  beginning  in 1987,
                  the Employer may use any reasonable and consistently applied method for computing the income allocable to any Excess Contributions for such Plan Year.
                              (ii) For Plan  Years  beginning  on or after
                  January 1, 1988, the income or loss allocable to Excess Contributions is the income or loss allocable to the  Participant's  Salary  Deferral  Account for the
                  Plan Year for which the Excess Contributions occurred multiplied by a fraction, the numerator of which is the  Participant's  Excess  Contributions  for such Plan
                  Year and the  denominator of which is the  Participant's
                  account   balance   attributable   to  Salary   Deferral
                  Contributions as of the end of the Plan Year without regard to any income or loss occurring during such
                  Plan Year.
                        (2)  Special Rules:
                              (i)  In  the  event   family   members   are
                  aggregated  for purposes of this section,  distributions
                  to  such  family  members  of any  Excess  Contributions
                  shall  be  made  in  the   manner   prescribed   by  the
                  regulations under Code section 401(k).
                              (ii)    Any     distribution    of    Excess
                  Contributions and income thereon shall be made to Highly Compensated Employees on the basis of the re-
                  spective portions of the total Excess Contributions attributable to each such Employee.
                              (iii)    Any    distribution    of    Excess
                  Contributions and income thereon may and shall be made without regard to any other provision of this Plan restricting distributions.
                  (f)     Determination     By     Plan     Administrator:
      Notwithstanding the foregoing provisions of this section, any determination required by this section shall be made by the Plan Administrator, and the determination by such Plan Administrator of the method of compliance with subsection (a) and reduction of deferrals in excess of that permitted by subsection (a), in accordance with subsection (d), and the determination of any Excess Contribution to be distributed pursuant to subsection (e), shall be final, binding, and conclusive as to all Participants, former Participants, Beneficiaries, and any other person or entity associated with or benefiting from this Plan.
                  (g) Priority of  Application  of  Sections:  Section 4.2
      shall be applied before this section.
            4.4   Rollover   Contributions:    At   the   request   of   a
Participant,  a Retired  Employee  or an Employee  who is  eligible  under
Section 3.1 (or could be upon the completion of any requirements with respect to age or service), the Plan may accept a rollover of cash amounts from another qualified plan described in section 401(a) of the
Code,  including an individual  retirement account or annuity whose assets came  solely  from a  qualified  plan.  Any such  rollover  amount will be held for the Participant,  Employee,  or Retired Employee, as the case may be, in a  Rollover  Account  established  for his  benefit.  A person  who makes such a rollover contribution to the Plan, but who is not otherwise eligible to make (or who chooses not to make) a deferral election under
Section 4.1(b), shall be considered an Inactive Participant. The Plan Administrator and the Trustee may request such information from the Participant, Employee, or Retired Employee, as the case may be, any documents or opinion of counsel which it, in its discretion, deems necessary  to  determine  that a  proper  rollover
contribution will be made. Amounts in a Rollover Account shall be invested as designated by the Participant pursuant to Section 5.2(c). The amounts in the Rollover Account shall be distributed at the same time and in the same manner as amounts in the Salary Deferral Account.
            4.5  Maximum Allocations:
                  (a) The amount of Annual Additions (as defined in subsection (d) below) which may be credited to the Participant under this Plan during any Limitation Year shall not exceed the lesser of $30,000 (or, if greater, one-fourth of the defined benefits dollar limitation set forth in Code section 415(b)(1) as in effect for the Limitation Year) or 25% of the Participant's Annual Compensation (as defined in subsection (e) below) for the applicable Limitation Year.
                  (b) For any Participant in the Plan who is also a participant in one or more defined benefit plans (as defined in section 414(j) of the Code) maintained by the Company or by the Employer, the sum of the fractions in (1) and (2) below, computed as of the close of the  Limitation  Year,  may not exceed 1.0, where the fractions are determined as follows:
                        (1) The  Projected  Annual  Benefit (as defined in
            subsection (d) below) of the Participant under such defined benefit plans, divided by the lesser of:
                              (i) the  product  of the  dollar  limitation
                  determined for the Limitation Year under Code sections 415(b) and (d) multiplied by 1.25 (or 1.0, if the Plan is a Top-Heavy Plan, as defined by Section 14.2(c)), or
                              (ii)  140   percent  of  the   Participant's
                  Average Compensation (as defined in subsection (d) below), including any adjustments under Code section 415(b) plus
                        (2) The sum of the Annual Addition to such Participant's accounts under this Plan and all other defined
            contribution   plans  maintained  by
     the Employer for such Limitation Year and for all Prior Years (as defined in subsection (d) below) divided by the sum of the lesser of the following amounts determined for such Plan Year and all Prior Years:

                    (i)  the  product of the Dollar  Limitation  (as  defined in subsection (d) below) in effect for the year multiplied by 1.25 (or 1.0, if the Plan is a Top-Heavy Plan, as defined by Section 14.2(c)), or
                    (ii) 35 percent of the Participant's Annual Compensation for the year.
                  (c) In the event that a  Participant's  Annual  Addition
      under this Plan, when added to the Annual Addition under any other defined contribution plan (as defined in section 414(i) of the
      Code) or the  Projected  Annual  Benefit  under any defined  benefit plan maintained by the Employer,  exceeds the limitations  specified in Section  4.5(a) or (b),  appropriate  reductions  in such  Annual
      Addition  or  Projected   Annual   Benefit  shall  be  made  in  the
      following order:
                        (1)  First,  under  any  defined  benefit  plan(s)
            maintained by the Employer,
                        (2)  To  the  extent  that  additional  reductions
            are still necessary, under this Plan, and
                        (3)   To   the   extent   that   any    additional
            reductions  are  still  necessary,  under a  PepsiCo  employee stock ownership plan.
                  (d) For purposes of this Section 4.5, the following definitions and rules of interpretation shall apply:
                        (1)   Effective   for   years    beginning   after
            December 31,  1986,  the "Annual  Addition"  of a  Participant
            means the sum  credited  to a  Participant's  account  for any
            year   of   (i)   employer   contributions;    (ii)   employee
            contributions; (iii) forfeitures and (iv) amounts described in Code sections 415(l)(2) and 419A(d)(2). Notwithstanding the foregoing, for years beginning prior to

          January 1, 1987, only that portion of the employee's contributions equal to the lesser of: (A) the portion of his employee contributions (if any) during such year in excess of 6 percent of his annual compensation, or (B) one-half of his employee contributions during such plan year shall be considered an "Annual Addition." The Annual Addition for any year beginning prior to January 1, 1987, shall not be recomputed to treat all employee contributions as an Annual Addition.

         (2) "Projected Annual Benefit" means the Annual Benefit (as defined in paragraph (3) below) to which a Participant would be entitled under a defined benefit plan (after giving effect to any limitation on such benefit contained in such plan that may be applicable to the Participant) on the assumptions that he continues employment until his Normal Retirement Date thereunder, that his compensation continues at the same rate as in effect for the Limitation Year under consideration until such Normal Retirement Date, and that all other relevant factors used to determine benefits under such plan remain constant for all future Limitation Years.

          (3) The "Annual Benefit" of a Participant means the annual amount payable under a defined benefit plan computed in accordance with the following rules:
                              (i)  Where  the   Annual   Benefit   payable
                  under a defined  benefit  plan is other than in the form
                  of either a single  life  annuity or a  qualified  joint
                  and  survivor   annuity   within  the  meaning  of  Code
                  section  417(b)  it shall be  adjusted  to an  actuarial
                  equivalent   benefit  in  the  form  of  a  single  life
                  annuity.
                              (ii)  In  the  case  of a  benefit  under  a
                  defined   benefit   plan  which   begins  prior  to  the
                  Participant's Social Security Retirement Age
                  (as defined  below),  such benefit  shall be adjusted so
                  that it is the
                  actuarial  equivalent  of a  benefit  commencing  at the
                  Participant's   Social   Security   Retirement  Age  for
                  purposes  of applying  the Code  section  415(b)  dollar
                  maximum.
                              (iii)  In the  case  of a  benefit  under  a
                  defined    benefit   plan   which   begins   after   the
                  Participant's   Social  Security  Retirement  Age,  such
                  benefit  shall be adjusted to the  actuarial  equivalent
                  of a benefit commencing at the Participant's Social Security Retirement Age for purposes of applying the
                  Code section 415(b) dollar maximum.
                              (iv) For years  beginning  prior to  January
                  1,   1987,   subparagraph   (B)  shall  be   applied  by
                  substituting "age 62" for "the Participant's Social Security Retirement Age," and subparagraph (C) shall
                  be   applied   by   substituting   "age   65"  for  "the
                  Participant's Social Security Age."
                        (4)     "Average     Compensation"     means     a
            Participant's   average  compensation  for  the  period  of  3
            consecutive  Plan Years (or the actual  number of  consecutive years of employment for  Participants  employed by an Employer less than 3 consecutive  years)  during which the  Participant had the greatest aggregate Annual Compensation.
                        (5) "Prior Year" means a year, preceding the current Limitation Year, in which the Participant was in the service of the Employer. For purposes of the preceding sentence, "year" shall mean (in the event the Plan was in existence  during  such year) a  Limitation  Year,  or (in the event the Plan was not in  existence  during  such year) a 12-
            month period which begins and ends on the same dates as the Limitation Year.
                        (6)  "Dollar   Limitation"  means  the  limitation
            provided   in   Code   section   415(c)(1)(A)   (adjusted   in
            accordance with Internal Revenue Service Regulations) as in effect for the particular Plan Year.

                        (7) "Social Security Retirement Age" means age 65 in the case of a Participant who attains age 62 before January 1, 2000; age 66 in the case of a Participant who attains age 62 after December 31, 1999 but before January 1, 2017; and age 67 in the case of a Participant who attains age 62 after December 31, 2016.
                        (8) For  purposes of Section  4.5(b)(1)(i)  above,
            if as of the last Plan Year ending before January 1, 1983, a Participant's accrued benefit (within the meaning of Section 235(g)(4) of the Tax Equity and Fiscal Responsibility Act of
            1982) under the Employer's defined benefit plans is greater than $90,000 (and also such other amount as may apply pursuant to automatic adjustments of the $90,000 figure), then Section 4.5(b)(1)(i) shall be applied by substituting such accrued benefit for $90,000 where it appears therein.
                        (9) For purposes of computing the maximum allocation under either subsection (a) or (b), all defined benefit plans (whether or not terminated) of the Employer shall be treated as one defined benefit plan, and all defined contribution plans (whether or not terminated) of the Employer shall be treated as one defined contribution plan.
                        (10)  When  the  term  "Employer"  is used in this
            section, it shall mean the Employer and any other corporation or division which is a member of a controlled group of corporations (within the meaning of Code Section 414(b), as modified by Code section 415(h)) of which the Employer is also a member.
                  (e) Annual Compensation: A Participant's annual compensation as determined solely for purposes of this section and
      Article XIV of the Plan.
                        (1) A Participant's Annual Compensation shall include:

                              (i)   The   Participant's   earned   income,
                  wages,  salaries,  and fees for  professional  services,
                  and  other  amounts   received  for  personal   services
                  actually  rendered in the course of employment  with the
                  Employer  maintaining  the plan to the  extent  that the
                  amounts are includable in gross income  (including,  but
                  not   limited    to,    commissions    paid    salesmen,
                  compensation  for  services on the basis of a percentage
                  of profits,  commissions  on  insurance  premiums,  tips
                  and  bonuses,  fringe  benefits,   reimbursements,   and
                  expense allowances);
                              (ii)  Amounts  described  in  Code  sections
                  104(a)(3),  105(a)  and  105(h),  but only to the extent
                  that such  amounts are  includable  in the gross  income
                  of the Participant;
                              (iii)  Amounts  paid  or  reimbursed  by the
                  Employer   for   moving    expenses    incurred   by   a
                  Participant,  but only to the extent  that such  amounts
                  are  not  deductible  by  the  Participant   under  Code
                  section 217;
                              (iv)  The  value  of a  non-qualified  stock
                  option  granted  to  a  Participant,  but  only  to  the
                  extent  that the value of the  option is  includable  in
                  the gross  income  of the  Participant  for the  taxable
                  year in which granted; and
                              (v)  The  amount  includable  in  the  gross
                  income  of  a  Participant   upon  making  the  election
                  described in Code section 83(b).
                        (2)  A  Participant's  Annual  Compensation  shall
            not include:
                              (i)  Employer  contributions  to a  plan  of
                  deferred  compensation  which  are not  included  in the
                  Participant's  gross  income  for  the  taxable  year in
                  which  contributed  or  Employer  contributions  under a
                  simplified  employee  pension  plan to the  extent  such
                  contributions are
                  deductible  by the  Participant,  or  any  distributions
                  from a plan of deferred compensation;
                              (ii)  Amounts  realized  from  the  exercise
                  of a  non-qualified  stock  option,  or when  restricted
                  stock  (or  property)  held  by the  Participant  either
                  becomes freely  transferable  or is no longer subject to
                  a substantial risk of forfeiture;
                              (iii)   Amounts   realized  from  the  sale,
                  exchange or other  disposition  of stock  acquired under
                  a qualified stock option; and
                              (iv) Other  amounts which  received  special
                  tax  benefits,  or  contributions  made by the  Employer
                  (whether  or not  under a  salary  reduction  agreement)
                  towards  the   purchase  of  an  annuity   described  in
                  section  403(b) of the Code  (whether or not the amounts
                  are  actually  excludable  from the gross  income of the
                  Participant).
                        Compensation   for  any  limitation  year  is  the
            compensation actually paid or includable in gross income during such year.
            4.6 Excess Allocations: If pursuant to Section 4.5 there is an excess Annual Addition under this Plan with respect to a Participant for a Limitation Year, such excess Annual Addition shall be disposed of by distributing to the Participant such Participant's Elective Deferrals for the Limitation Year (and related earnings thereon) to the extent necessary to eliminate such excess.
            4.7 Fund for Exclusive Benefit of Participants: Except as otherwise provided hereinafter (i) all assets of the Trust Fund, including investment income, shall be retained for the exclusive benefit of Participants and Beneficiaries, and shall be used to pay benefits to such persons or to pay administrative expenses of the Plan and Trust to the extent not paid by the Employer, and (ii) contributions made by the Employer may not under any circumstances revert to or inure to the benefit of the Employer; except that, and notwithstanding anything contained herein to the contrary, contributions (a) made by the Employer by mistake of fact, or (b) conditioned upon the deductibility of the contribution under Code section 404, shall be returned to the Employer within 1 year of the mistaken payment or the disallowance of the deduction (to the extent disallowed), whichever is applicable. Each contribution by the Employer is expressly made contingent on the deductibility of such contribution for the year with respect to which the contribution is made.

                                ARTICLE V
                        Interests of Participants

     5.1 Accounts of Participants: The Plan Administrator, or its agent, shall maintain separate accounts on its books, for recordkeeping purposes only, for each Participant. A given Participant may have two accounts if he has: (i) deferred a percentage of his Eligible Pay pursuant to Section 4.1, and (ii) made a rollover contribution pursuant to Section 4.4, i.e., a Salary Deferral Account, and a Rollover Account. The maintenance of individual accounts is only for accounting purposes, and a segregation of the assets of the Trust Fund to each account shall not be required (except as the Trustee deems necessary under the Brokerage Option). Distributions and withdrawals from a Participant's Account shall be charged to the appropriate account at the time the transaction is processed.
     5.2 Investment of Participant Accounts: The investment options under the Plan are described in subsection (a), subject to the limitations set forth in subsection (b) and other provisions of the Plan.
                  (a)  Investment Options:      In  accordance   with  the
      rules provided in subsection  (c) below, a Participant  shall direct the  investment  of the  amounts  credited  to his Account to any of the  following  separate  investment  options  within the Trust Fund for which he is eligible at the time:
                        (1)  The  Security  Plus  Fund:   This   investment
            option, available effective January 1, 1992, is an investment portfolio comprised of investment funds and contracts issued by highly rated banks and insurance companies and short-term securities. The objective of the Fund is to provide, over a period of time, a higher rate of return than average money
            market  funds,   while   preserving   principal  and  providing
            liquidity.  The Fund's  rate of return  will  fluctuate  and is not intended to provide a guaranteed rate of return. The Participant's interest in the fund will be denominated as
            "units".  The  value  of a unit in  this  Fund  will be  $1.00.
            The number of units credited to a Participant will fluctuate based upon the performance of the Fund. As of January 1, 1992, two 1991 Guaranteed Income Fund contracts, both issued by Metropolitan Life, were transferred to the Security Plus Fund. In addition to the transferred investment contracts, the Fund is expected to invest primarily in: (A) short-term investment funds (including government short-term investment funds) that invest in certificates of deposit, time deposits, bankers' acceptances, commercial paper, U.S. Treasury and agency securities, and mortgage and asset-backed securities; and (B) new investment contracts issued by highly-rated insurance companies, banks, and other financial institutions. The transfer of funds invested in the Security Plus Fund to other separate investment options within the Trust Fund shall be subject to the following restrictions:
                              (i)  No  amounts  invested  in  the  Security
                  Plus Fund may be  transferred  by a Participant  directly
                  to the  Brokerage  Option.  No  amounts  invested  in the
                  Security Plus Fund may be transferred by a Participant indirectly to the Brokerage Option, i.e., by first
                  transferring   the  amounts  to  some  other   investment
                  option (or options) under the Plan, unless such amounts remain invested in the intervening investment option
                  (or options) for at least 3 months;
                              (ii)  A  Participant  can  transfer   amounts
                  from the Security Plus Fund into some other investment option (or options) under the Plan no more than 12 times during the Plan Year; and
                              (iii) Withdrawals  of  amounts   invested  in
                  the Security Plus Fund are subject to the limitations specified in Section 6.3(c).
                        (2)  The  Equity  Index  Fund:   This   investment
            option is a  diversified  stock fund,  invested  primarily  in the Vanguard Institutional Index Fund. It is a passively managed fund designed to mirror the performance of Standard and  Poor's  500  Index,  a  broadly-based  average  of  stock market
                                       V-2
            performance.  Investments  in this  investment  option
            are subject to fluctuations, and there is no guarantee of future performance. The Participant's interest in the Fund will be  denominated  as "units".  The value of a unit in this
            Fund  will  fluctuate  based on the  performance  of the Fund.
            The number of units credited to a Participant will not fluctuate based upon the performance of the Fund.
                        (3)  The   Equity-Income   Fund:   This   Fund  is
            primarily invested in the Fidelity Equity-Income Fund, which invests primarily in income-producing stocks. The Fund's chief  objective  is to provide  reasonable  income,  although
            some   consideration   is  given  to   capital   appreciation.
            Amounts  invested  in this  investment  option are  subject to
            fluctuations,   and   there   is  no   guarantee   of   future
            performance. The Participant's interest in the Fund will be denominated as "units". The value of a unit in this Fund will  fluctuate  based on the  performance  of the  Fund.  The number of units  credited to a Participant  will not fluctuate based  upon  the  performance  of  the  Fund.  Notwithstanding anything  to the  contrary  herein,  if  with  respect  to any
            calendar   quarter    ("quarter")    Fidelity    Institutional
            Retirement  Services  Company makes a payment  pursuant to its
            Plan Expense Reimbursement Agreement with the Company, such payment shall be allocated to certain Participants who have an  interest in the Equity  Income Fund as provided  in (i) or
            (ii) below, as applicable.
                              (i)  Effective  for any  such  payment  made
                  with  respect  to a  quarter  beginning  after  June 30,
                  1996,  the  projected  amount  payable  with  respect to
                  each  business day in a quarter  shall be allocated on a
                  daily basis to Participants in proportion to their interest in the Fund on such business day. If the actual amount of payment for a quarter differs from
                  the  projected  amount   allocated,   then  as  soon  as
                  practicable   after  the  actual   payment  is  received
                  appropriate   adjustments   will  be  made  in  affected
                  Participants' Accounts that remain in the Plan.
                              (ii)  Any such  payment  made  with  respect
                  to  an   earlier   quarter   shall   be   allocated   to
                  Participants  who have an interest in the

     Equity-Income Fund on the last business day of such quarter in proportion to their interest in the Fund on such date.
     For purposes of (i) and (ii) above, a Participant's interest in the Equity-Income Fund on a day shall be determined before adjustments in Accounts are made for that day in accordance with Section 5.3.
                        (4)  The  PepsiCo   Capital   Stock   Fund:   This
            investment  option is  invested  primarily  in Company  Stock.
            Earnings  will  be  applied   primarily  to  the  purchase  of
            additional  shares of  Company  Stock.  The  objective  of the
            Fund  is  to   parallel   the  total   return   (stock   price
            appreciation/depreciation plus dividends) of Company Stock. Amounts invested in this investment option are subject to
            fluctuations,   and   there   is  no   guarantee   of   future
            performance.
                        A  Participant's  interest  in the  Fund  will  be
            denominated as "units". The initial value of a unit (as of February 29, 1992) in this Fund is $10.00 and thereafter the value of a unit will fluctuate in response to various factors including, but not limited to, the price of and dividends paid on Company Stock, earnings and losses on other  investments  in the Fund, the mix of assets in the Fund
            and  Fund  expenses.   The  number  of  units  credited  to  a
            Participant's account will not fluctuate based upon the performance of the Fund. Shares of PepsiCo Capital Stock held in the Fund and dividends and other distributions on PepsiCo Capital Stock are not specifically allocated to Participant accounts. Each Participant's investment in the PepsiCo Capital Stock Fund will be based on the proportion of his investment in the Fund to the total investment in the Fund of all Plan Participants.
                        All  dividends  on shares of Company  Stock in the
            Fund are paid to the Fund. Dividends on these shares are added to the Fund without the purchase of additional units in the Fund. The Trustee shall use the dividend income to purchase additional shares of Company Stock for the Fund or to meet the cash demands of the Fund. Any Company Stock received by the Trustee as a stock split or dividend, or as a result of a reorganization or other recapitalization of PepsiCo, will be added to the assets of the Fund. Any other property (other than shares of

     Company Stock) received by the Trustee may be sold by the Trustee and the proceeds added to the Fund. Any rights to subscribe to additional shares of Company Stock shall be sold by the Trustee and the proceeds credited to the Fund.
                        Participants  who  have  invested  in the Fund may
            direct the  Trustee  how to vote (or  tender,  if  applicable)
            Company    Stock.    The   Trustee   will    determine    each
            Participant's  proportional  share of the Company Stock in the
            Fund  (based  on  the  number  of  units   allocated   to  the
            Participant's   Accounts)   and  solicit   the   Participant's
            instructions.  The Trustee  shall vote  (and/or  tender)  this
            stock   according  to  the   Participant's   directions.   The
            Trustee  shall  not vote  stock in the Fund for  which it does not receive directions.
                        The   Company   shall   assist   the   Trustee  in
            furnishing  Participants  investing  in  the  PepsiCo  Capital
            Stock  Fund with  proxy  materials,  notices  and  information statements  at the time  voting  rights  are to be  exercised.
            In general,  the materials to be furnished  Participants shall be the same as those provided to security holders.
                        Shares of  Company  Stock  will be  purchased  for
            the  Fund  in  the  open  market  or in  privately  negotiated transactions,  at  prices  not in  excess  of the fair  market value of the  Company  Stock on the  date of  purchase.  Sales of  shares  will  also  be  made  in  the  open  market  or in privately  negotiated  transactions  at prices  not lower than the fair  market  value of Company  Stock on the date of sale.
            The  Trustee,  or its  designated  agent,  may limit the daily volume of  purchases  and sales to the extent it  believes  it will be in the interest of Participants to do so.
                        (5)  The Brokerage Option:
                              (i)  Description of Funds:  This  investment
                  option  will be  administered  by State  Street Bank and
                  the agents it employs as  securities  brokers to execute
                  Participants'   trades.   This  option  permits  certain
                  Participants  and  Beneficiaries  to  invest  all  or  a
                  portion  of their  interest  in the  Plan in  additional
                  choices   for   self-directed   investment.   The   Plan
                  Administrator    shall   publish   written   rules   and
                  procedures   for  the   election  of
          these additional choices by Participants and Beneficiaries, and may revise such rules and procedures at any time and for any reason. The investments expected to be available under the Brokerage Option are generally as follows: securities traded on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ exchange, and certain mutual funds as specified by the Plan Administrator.
                                    (A)  The  following  investments  will
                        not be  available  through the  Brokerage  Option:
                        Non-taxable     bonds;      options;      futures;
                        commodities;   limited   partnerships   which  are
                        unlisted  on  the  New  York  or  American   Stock
                        Exchange   or   the   NASDAQ   exchange;   foreign
                        securities  which are  unlisted on the New York or
                        American  Stock  Exchange or the NASDAQ  exchange;
                        commercial   paper;   bank  investments  (such  as
                        certificates   of  deposits  and  bank  investment
                        contracts);  physical assets (such as coins,  art,
                        jewelry,  and real estate);  insurance  investment
                        or insurance  investment  funds;  mutual funds not
                        specified   by   the   Plan   Administrator;   and
                        securities  of the  Company  or  its  subsidiaries
                        (even  if  listed  on the  New  York  or  American
                        Stock Exchange or the NASDAQ exchange).
                                    (B) The  following  trading  practices
                        are prohibited under the Brokerage  Option:  Short
                        sales, margin trades,  third party trades,  direct
                        trades,  and  any  trades  occurring  outside  the
                        procedures established by the Plan Administrator.
                              (ii)  Restrictions:   Each  Participant  who
                  participates  in the  Brokerage  Option  shall  have his
                  interest   in  the  Plan   reduced   by  any   brokerage
                  commissions   and  fees   (including   fees  charged  on
                  account  of one or more  investments  in a mutual  fund)
                  payable  on  their  individual  transactions  and  shall
                  also  have  his  interest  in  the  Plan  reduced  by an
                  access  fee  (initially  $4.20)  for each  month or part
                  thereof  that  the   Participant   participates  in  the
                  Brokerage  Option.  Such  access  fee will be taken from
                  the Plan in the  following  order:  Security  Plus Fund,
                  Equity-Index  Fund, Equity Income Fund,  PepsiCo Capital
                  Stock   Fund  and  the   Brokerage   Option.   The  Plan
                  Administrator,  and its agent,  are  authorized  to sell
                  securities  or other assets held within a  Participant's
                  Account  for the purpose of paying the  commissions  and
                  fees  described in this  subsection.  Investment  in the
                  Brokerage   Option   is   subject   to   the   following
                  restrictions:
                                    (A)  To   commence   investing   under
                        this  program,   the  Participant  must  first  be
                        eligible  to enroll  in the  Brokerage  Option.  A
                        Participant  is  eligible  to  enroll if he has at
                        least  $1,000.00  in  his   Participant   Account;
                        completes   and   returns   the   application   as
                        required by the Plan  Administrator  or its agent;
                        and  his  initial   transfer   election  into  the
                        Brokerage  Option is at least  $1,000.  Subsequent
                        transfers  to and from the  Brokerage  Option must
                        be  at  least  $250  unless  such  transfer  is to
                        close   the   Participant's   account   under  the
                        Brokerage    Option.    All   transfers   to   the
                        Brokerage Option must be from prior savings.
                                    (B)  No  amounts  invested  either  in
                        the  Security  Plus  Fund  or  in  the  Guaranteed
                        Income  Fund may be  directly  transferred  to the
                        Brokerage  Option,  and no amounts invested either
                        in the  Security  Plus  Fund or in the  Guaranteed
                        Income Fund may be indirectly  transferred  to the
                        Brokerage  Option,  i.e.,  by  first  transferring
                        the  amounts  to some  other  investment  fund (or
                        funds)   under  the  Plan,   unless  such  amounts
                        remain  invested  in  the  intervening   fund  (or
                        funds) for at least 3 months.
                                    (C)  Except  as  provided  in the last
                        sentence  of  this  clause  (C),  no  security  or
                        investment   held  by  a   Participant's   account
                        within the  Brokerage  Option  may be  transferred
                        or distributed  directly to the  Participant.  The
                        Participant  must  initially  sell the security or
                        investment.  The Trustee  will place the  proceeds
                        of such
                                       V-7
                        sale  in a  short-term  investment  fund,
                        designed  to  generate  a  money  market  rate  of
                        return,   within   the   Brokerage   Option.   The
                        proceeds  will  remain in such  account  until the
                        Participant  instructs the Plan  Administrator  or
                        its agent to  transfer  all or a  portion  of such
                        proceeds  into one or more of the  other  separate
                        investment   options   within   the   Trust   Fund
                        provided  that the  investment  option  chosen  by
                        the   Participant   permits   contributions.   The
                        crediting  of  earnings   within  the   short-term
                        investment  fund  and the  transfer  of  funds  to
                        other  investment  funds within the Trust Fund may
                        be delayed until after the  settlement  period for
                        the  class of  security  sold by the  Participant,
                        ranging from one to five  business  days.  In-kind
                        distributions  are  permitted  in the  event  of a
                        complete    distribution    of   a   Participant's
                        interest as specified under Section 6.1 or 6.2.
                        (6)  The  Guaranteed  Income  Fund:  This  fund is
            established  through  contractual  arrangements  with  one  or more  insurance  companies  or other  financial  institutions.
            Effective  January  1, 1992,  the  Guaranteed  Income  Fund no
            longer  accepts  additional  deposits.  As of January 1, 1992, two 1991  Guaranteed  Income  Fund  contracts,  both issued by
            Metropolitan  Life,  were  transferred  to the  Security  Plus
            Fund.  The  return on  amounts  that  remain  invested  in the
            Guaranteed  Income Fund is determined  in accordance  with the contract (or  contracts)  applicable  to the year in which the amounts were  invested.  Guarantees  of principal and interest
            are  provided  solely  by  the  insurance   company  or  other
            financial  institution  issuing the contract.  The transfer of
            funds  invested  in  the  Guaranteed   Income  Fund  to  other
            separate  investment  funds  within  the  Trust  Fund  will be restricted in the following manner:
                              (i) No amounts  invested  in the  Guaranteed
                  Income  Fund for any Plan Year may be  transferred  by a
                  Participant  directly  into the  Security  Plus  Fund or
                  the  Brokerage   Option.  No  amounts  invested  in  the
                  Guaranteed   Income  Fund  for  any  Plan  Year  may  be
                  transferred   by  a   Participant
               indirectly  to the Security Plus Fund or the  Brokerage Option,
               i.e., by first  transferring the amounts to some other invest-
               ment fund (or funds) under the Plan, unless such amounts remain invested in the intervening fund (or funds)for at least 3 months;
               and (ii) A  Participant  can  transfer  amounts from the
               Guaranteed Income Fund into some other
               investment  fund (or funds)  under the Plan no more than
               12 times during the Plan Year.
                  (b)     Maintaining      Liquidity:      Notwithstanding
      subsection  (a) above,  for the purpose of  providing  liquidity  in each of the separate investment options (other than the Brokerage Option) under the Plan, the Trustee may invest a portion of each fund or investment option under the Plan in cash or short-term securities. The percentage of assets held for this purpose is
      normally   expected   to  range   from  2-10   percent,   but  under
      extraordinary  circumstances  the percentages  may be  substantially
      higher.  Consequently,   the  mix  of  cash,  securities  and  other
      investments   in   each  of  the   investment   funds   could   vary
      significantly   at  any  given  time  and  the  performance  of  any
      particular fund may not match the performance of the fund or stock, as the case may be, outside the Plan. In the unlikely event that the amount of liquid assets held by these funds is insufficient to satisfy the immediate demand for liquidity under
      the   Plan,   the   Trustee,   in   consultation   with   the   Plan
      Administrator,  may  temporarily  limit or suspend  transfers of any type (including withdrawals and distributions) to or from the investment options specified in subsection (a). In any such case,
      the  Plan   Administrator   shall  temporarily   change  the  Plan's
      Valuation  Date or,  in its  discretion,  the  Valuation  Date for a
      specific   option.   During  this  period,   contributions   to  any
      affected option may be redirected to substitute  investments  chosen by the Trustee.
                  (c)   Procedures   for    Investment    Directions:    A
      Participant  may direct the  investment  of the amounts  credited to him  under  the  Plan  into  the  investment  options  described  in
      subsection  (a)  only  in  accordance   with  this   subsection.   A
      Participant  shall direct the  investment,  or change the  direction
      of  the  investment,   of  his  future  or  existing  investment  by
      directing the Plan  Administrator  through the telephone  enrollment system
      provided  by the Plan  Administrator  for such  purpose  (or through any other method made  available by the Plan  Administrator)
      and   by   specifying    whether   the   Participant's    investment
      instructions  apply to existing  savings,  future  contributions  or both.
                        (1)    The    Participant     will    have    sole
            responsibility  for  the  investment  of his  savings  and for transfers among the available  investment  funds, and no named fiduciary  or other  person  will have any  liability  for any loss or diminution in value  resulting from the  Participant's exercise  of  such  investment  responsibility.  In  addition, because  Participants  control the  investment of  Participant
            Accounts,  the Plan is  intended  to be covered to the maximum extent  possible  by  section  404(c)  of  ERISA  and  related
            Department  of Labor  regulations,  which  provide  that  Plan fiduciaries  may be relieved of liability  for any losses that
            are  the  result  of  investment   instructions   given  by  a
            Participant or Beneficiary.
                        (2)  In the  case  of an  option  other  than  the
            Brokerage  Option, a Participant's  investment  instruction or change in investment  instruction  shall take effect as of the
            end  of  the  day  on  which  the   Participant   gives   such
            instruction  or  change  to the  Plan  Administrator  (or  its agent),  provided the  Participant  executes such  instruction or change by 3:00 p.m.  (Eastern  time) on a business  day. If the  Participant  executes  his  instruction  or  change  on a
            Saturday,  Sunday,  holiday or after 3:00 p.m.  (Eastern time)
            on a business  day,  such  instruction  or change  will become effective on the next following business day.
                        (3)  In  the  case  of  the  Brokerage  Option,  a
            Participant's  investment  instruction  or change  within  the
            Brokerage  Option or fund transfers into the Brokerage  Option shall be effective in  accordance  with rules set forth by the
            Plan  Administrator  consistent with the rules that govern the exchange or fund in which Participants invest.
      Any investment  direction  submitted by a Participant  must specify, in whole  percentages  (1 to 100), the percentage of his accounts to be invested in any or all of the separate investment funds maintained under the Plan. If a Participant fails to submit a statement of direction properly directing the investment of 100 percent of his accounts, and such failure is not corrected, the Participant shall not be eligible to participate actively, or to continue to participate actively, in the Plan; provided, however, that amounts previously invested pursuant to a properly executed statement of investment direction shall continue to remain invested in the Fund or Funds so elected. The rules for transfers set forth in paragraphs (2) and (3) above are subject to the last 3 sentences of subsection (b) above.
                  (d)  Miscellaneous:
                        (1) It is  expressly  permissible  under this Plan
            for Trust assets
            to be  invested in  qualifying  employer  securities,  as that term is  defined  in  section  407(d)(5)  of ERISA,  up to and including  100 percent of the total Trust  assets.  If Company
            Stock  is  purchased  other  than  on  the  open  market,  the
            Company  Stock  shall be valued in good faith and based on all relevant  factors,  including  the sales prices of such stock, as  reported  on the New York Stock  Exchange,  on the date of purchase.
                        (2)   The   separate    investment    funds   made
            available  under the Trust Fund and their  rules of  operation and  valuation  may be changed  from time to time by agreement between the Company and the Trustee.
                        (3) As of each  Valuation  Date,  the Trustee will
            determine  the  fair  market  value  of  the  assets  in  each separate  investment  fund of the  Trust  Fund,  relying  upon such evidence of valuation as the Trustee deems appropriate.
            5.3   Adjusting   Account   Balances:   As  of  the  close  of
business on each Valuation Date (before adjusting for contributions, distributions and investment transfers), Participants' Accounts shall be charged or credited with:
                  (a)  Investment Expenses,
                  (b)  Investment income, and
                  (c)  Gains and losses in asset values,
to the extent they have  occurred  with  respect to each  separate  option
(and each separate investment within the Brokerage Option) since the preceding Valuation Date. Thereafter, the final Account balances as of
the   Valuation   Date  will  be   determined  by  adjusting  the  amounts
determined under the preceding sentence for contributions, distributions and investment transfers. The allocation of

Investment Expenses and investment results as of a Valuation Date shall be in proportion to the final Account balances in the fund or investment as of the preceding Valuation Date. Gains and losses in assets values as of a Valuation Date shall be determined in accordance with rules of the Plan Administrator and may not reflect the closing values of the assets on such Valuation Date.

                                ARTICLE VI
                      Distributions To Participants

            6.1 Termination of Employment: Subject to Section 6.2, a Participant who incurs a Termination of Employment under the Plan shall be entitled to receive the entire amount of his interest in the Plan computed as of: (i) the Valuation Date on which the final distribution form for the Participant is processed by the Recordkeeper, or (ii) if the Participant's interest in the Plan is $3,500 or less, the Valuation Date on which the Recordkeeper processes the distribution of the Participant's Account (such distribution to be processed as soon as practicable after the 90 days specified in section 6.6(d)). Subject to
Section 6.6(a), the Participant's interest at Termination of Employment shall be payable to the Participant as a lump sum distribution as soon as practicable.
            6.2 Death: Subject to Section 7.1(b), in the event of the death of a Participant, the entire amount, if any, of the interest of such Participant in the Plan shall be paid as provided in Section 6.1, except that it shall be payable to such Participant's Beneficiary or Beneficiaries determined in accordance with Article VIII.
            6.3 Withdrawals: Subject to the restriction on direct withdrawals from the Brokerage Option specified in Subsection (c) below, a Participant who has made a Salary Deferral Contribution or a Rollover Contribution may withdraw certain amounts credited to his Salary Deferral Account and Rollover Account to the extent permitted by this section.
                  (a) Hardship Withdrawals: In the case of a Participant who has not yet attained the age of 59-1/2, withdrawals shall only be permitted on account of the Participant's hardship. For this purpose, a withdrawal is made on account of hardship only if the Plan Administrator (or its delegate) determines the withdrawal is: (A) made on account of an immediate and heavy financial need of the Participant, and (B) necessary to satisfy this financial need. Such determinations are intended to follow applicable regulations and rulings issued by the Internal Revenue Service.

                        (1) Immediate and Heavy Financial Need: The determination of whether a Participant has an immediate and heavy financial need shall be based on all of the relevant facts and circumstances. In addition, a distribution shall be deemed to be made on account of an immediate and heavy financial need of the Participant if the distribution is on account of:

                              (i)  Expenses  for medical  care (within the
                  meaning  of  Code  section   213(d))   incurred  by  the
                  Employee, the Employee's spouse or dependents;
                              (ii)  A  cost   directly   related   to  the
                  purchase (excluding mortgage payments) of a principal residence for the Employee;
                              (iii)   Payment  of  tuition   and   related
                  educational   fees   for   the   next   12   months   of
                  post-secondary   education   for   the   Employee,   the
                  Employee's spouse, children or dependents; or
                              (iv) The need to  prevent  the  eviction  of
                  the  Employee  from,  or a  foreclosure  on the mortgage
                  of, the Employee's principal residence.
                        For  purposes  of  this   paragraph,   "dependent"
            means an  Employee's  dependent  within  the  meaning  of Code section 152.
          (2) Necessary for the Need: A withdrawal shall be considered necessary to satisfy a need described in paragraph (1) only to the extent: (A) the amount of the withdrawal is not in excess of the amount required to relieve such need, and (B) the need cannot be satisfied from other
          resources   that  are   reasonably   available  to  the   Participant.
          Determinations under this paragraph shall be based on all of the relevant facts and circumstances. A distribution generally may be treated as necessary to satisfy a financial need if the Plan Administrator (or its delegate) relies upon the Participant's written representation (unless the Plan Administrator has actual knowledge to the contrary) that the need cannot reasonably be relieved:
                              (i) Through  reimbursement  or  compensation
                  by insurance or otherwise;
                              (ii)  By  liquidation  of the  Participant's
                  assets;
                              (iii)  By  cessation   of  Salary   Deferral
                  Contributions;
                              (iv) By other  distributions  or  nontaxable
                  loans  from  plans  maintained  by  an  employer,  or by
                  borrowing   from   commercial   sources  on   reasonable
                  commercial  terms,  in an amount  sufficient  to satisfy
                  the need.
                  For  this   purpose,   a  need   cannot  be  treated  as
      reasonably  relieved  from the  sources  listed  above if the effect would be to increase the amount of the need.
                        (3)  Maximum  Withdrawal:  The amount  that may be
            made  available to a Participant  for hardship  withdrawal may not exceed:
                              (i)  The sum of:
                              (A)   the    Participant's    total   Salary
                  Deferral Contributions,
                              (B)  any   earnings  on  the   Participant's
                  Salary   Deferral    Contributions   credited   to   the
                  Participant's Account on December 31. 1988, and
                              (C)   the   Participant's   total   Rollover
                  Contributions   (and  contributions  on  behalf  of  the
                  Participant  to any other  accounts that may be provided
                  for  in  the  Appendix)   plus  any  earnings   thereon;
                  reduced by
                              (ii) The  amount  of any  prior  withdrawals
                  and distributions to or on behalf of the Participant.

      The amounts specified in this paragraph (except that specified in subparagraph (i)(B)) are to be determined as of the Valuation Date on which the withdrawal is processed.
                        (4)   Administrative   Procedures:   A   withdrawal
            request under this subsection shall be made on the form specified for this purpose by the Plan Administrator. For a withdrawal to be approved, this form must be fully completed and the Participant  must provide such  additional  information as the Plan  Administrator  (or its  delegate)  shall  request.
            The hardship withdrawal shall be paid to the Participant as promptly as practicable after its approval and shall not exceed the value of the Participant's distributable interest.
                  (b) Post-Age 59-1/2 Withdrawals: In the case of a Participant who has attained age 59-1/2, such Participant shall be eligible to withdraw amounts from his Account by submitting to the
      Plan Administrator a request in such form and manner as the Plan Administrator may provide, specifying the amount to be withdrawn; provided, however, that a Participant shall be ineligible to make a withdrawal under this subsection more than 2 times within the same calendar year. Distribution shall be made to the Participant as soon as practicable  after the withdrawal  request is received by the
      Plan Administrator, based upon the Participant's balance in his Account as of the Valuation Date the withdrawal is processed.
                  (c)  Order  of  Asset  Liquidation  for all  Withdrawals:
      In the event the  Participant's  Account is invested in more than one
      investment   option,   a  partial   withdrawal  will  be  distributed
      pro-rata from each of the investment  options from which  withdrawals
      are  available  subject  to  the  following   requirements:   amounts
      invested in the Security Plus Fund must be withdrawn before amounts invested in the Guaranteed Income Fund can be withdrawn, and amounts invested in the Guaranteed Income Fund shall be withdrawn in reverse order of the  Participant's  investment in the
          underlying  contracts,   i.e.,  the  most  recent  contract  shall  be
          liquidated first. In addition, withdrawals directly from the Brokerage Account are not permitted.
            6.4  Form of  Distributions:  Distributions  under  the Plan on account of Termination of Employment or death shall be made in cash, except to the extent that a Participant elects to receive: (i) his interest in the PepsiCo Capital Stock Fund in whole shares of Company Stock; or (ii) securities held in his Brokerage Option as permitted in
Section 5.2(a)(5)(ii)(C). An election to receive an in-kind distribution shall not apply to fractional shares, uninvested cash or amounts invested for liquidity purposes, and shall not be available with respect to hardship withdrawals under section 6.3(a).
            6.5  Errors  in  Participant's   Accounts:  When  an  error  or
omission  is  discovered  in  an  account  of  a   Participant,   the  Plan
Administrator and the Trustee shall be authorized to make such equitable adjustments as may be appropriate as of the Plan Year in which the error or omission is discovered.
            6.6  Commencement  of  Payments:  Notwithstanding  anything  in the Plan to the contrary, the distribution of a Participant's benefits hereunder shall be determined in accordance with the provisions of this section and shall otherwise comply with Code section 401(a)(9) and the regulations under section 401(a)(9) including section 1.401(a)(9)-2. In addition, any provisions of the Plan that reflect Code section 401(a)(9) (including subsection (b) below) override any other distribution options in the Plan that are inconsistent with Code section 401(a)(9).
                  (a)  Consent  Requirements:  Effective  as of  January 1,
      1985, if the      value  of a  Participant's  total  interest  in the
      Plan exceeds  $3,500 at the time a distribution  is to be made,  then such interest shall not be distributed hereunder prior to the Participant's attainment of age 65 or death unless the Participant
      consents   in   writing,   on  a  form   prescribed   by   the   Plan
      Administrator, to the earlier distribution of his interest in the Plan. However, upon termination of the Plan, the Participant's interest may, without the Participant's consent, be distributed to him or transferred to
          another defined contribution plan (other than an employee stock ownership plan as defined in Code section 4975(e)(7)) maintained by the Employer.
                  (b)  Code  Section  401(a)(14)  Provisions:   Subject  to
      subsection (c) below,  distribution  of a  Participant's  interest in the Plan shall not  commence  later than the 60th day after the close of the latest of the following:
                        (1)  The  Plan  Year  in  which   the   Participant
            attains age 65,
                        (2)  The  Plan  Year  in  which  occurs  the  tenth
            anniversary of the date his participation commenced,
                        (3)   The   Plan   Year   in   which   occurs   the
            Participant's Termination of Employment, or
                        (4) The  Plan  Year  containing  the  date to which
            the  Participant  has elected in writing to defer  commencement of his Plan distribution.
            If a  distribution  otherwise  payable to a Participant  or his
            Beneficiary   hereunder   remains   unpaid   because  the  Plan
            Administrator (after making reasonable efforts) cannot locate the Participant or Beneficiary, the amount so distributable shall be treated as a forfeiture under the Plan. Following its forfeiture, such amount shall be used to pay any expense of Plan administration which may be charged to the Plan in accordance with ERISA. In the event the Participant or his Beneficiary is located subsequent to the forfeiture of his Account, such Account shall be restored, without adjustment for earnings or losses, and payment to the Participant or Beneficiary shall be made no later than 60 days after the date on which the Plan Administrator locates the Participant or Beneficiary.
                  (c)  Code Section 401(a)(9) Provisions:
                        (1) A  Participant's  total  interest  in the  Plan
            must be distributed to him no later than the Participant's required beginning date.

                              (i)  In  the  case  of a  Participant  who is
                  not  a  percent   owner   after   1979,   the   "required
                  beginning date" shall be determined as follows:
                                    (A)  If  the  Participant  attains  age
                        70-1/2 after 1987, the required beginning date is the April 1 following the calendar year in which
                        the   Participant   attains  age  70-1/2  (but  not
                        before April 1, 1990).
                                    (B)  If  the  Participant  attains  age
                        70-1/2  before 1988,  the required  beginning  date
                        is the April 1 following the calendar year in which occurs the later of his Termination of Employment or attainment of age 70-1/2.
                              (ii) In the  case of a  Participant  who is a
                  5 percent owner after 1979,  the required  beginning date
                  is the April 1 following the later of:
                                    (A)  the  calendar  year in  which  the
                        Participant attains age 70-1/2, or
                                    (B) the  first  calendar  year in which
                        the  Participant  either  becomes a 5 percent owner
                        or terminates employment.
                              For purposes of this  paragraph,  a 5-percent
                  owner is any Participant who is a 5-percent owner as defined in section 416(i) of the Code (determined in
                  accordance   with  section  416  but  without  regard  to
                  whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66-1/2 or any subsequent Plan Year.
                        (2) In the  event  a  Participant  dies  on or  after
            his  Annuity   Starting  Date  but  before  actual   payment  has
            commenced,  the  Participant's  total  interest  in the  Plan (if any) shall be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's date of death occurs. Notwithstanding the preceding sentence, if the Participant's designated beneficiary is his surviving spouse and the surviving spouse dies after the Participant, but before
            payments  to  such  spouse   begin,   the   provisions   of  this
            subsection 6.6(c)(2) shall be applied as if the surviving spouse were the Participant.
                  (d) Cashout Distributions: Subject to the last sentence of this subsection, upon a Participant's death or other Termination of Employment, the value of the Participant's total interest in the Plan shall be automatically distributed to him in a lump-sum cash distribution as soon as practicable following the earlier of (i) the date the Participant reaches age 65 (or such later date as permitted
      by  the  Plan   Administrator   in   accordance   with   Code   section
      401(a)(14)); or (ii) 90 days after the Participant's Termination of Employment. However, such a Participant (or where the Participant has died, his Beneficiary as determined under Article VIII) can effect an earlier distribution by submitting a properly completed
      final   distribution   form  in  the  manner   specified  by  the  Plan
      Administrator. By submitting a properly completed final distribution form, the Participant may elect to receive an in-kind distribution as
      provided  in  Section  6.4.   Notwithstanding  any  provision  of  this
      Section  6.6(d)  to the  contrary,  if  such  Participant  is  disabled
      (within the meaning of the PepsiCo Long Term Disability Plan) or has a total interest in the Plan in excess of $3,500 and has not died, a distribution of his total interest in the Plan will not occur until the earlier of: (i) the date the Participant attains age 65 (or such later date as permitted by the Plan Administrator in accordance with Code section 401(a)(14)); or (ii) the date the Participant submits a properly completed final distribution form in the manner specified by the Plan Administrator.
            6.7  Payment  for  Benefit  of  Disabled  or   Incapacitated
Person:  Whenever,  in the opinion of the Plan  Administrator or its agent, a person  entitled to receive any payment of a benefit  hereunder  is under a legal  disability  or is  incapacitated  in any way so as to be unable to manage his financial affairs, the Plan Administrator or its agent may direct the Trustee to make payments to such person or to his legal representative or to a relative or friend of such person for his benefit, or the Plan Administrator or its agent may direct the Trustee to apply the payment for the benefit of such person in such manner as the Plan Administrator or its agent considers advisable. Any payment of a benefit or installment thereof in accordance with the provisions of this section shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.
            6.8 No Other Benefits or Withdrawals: Except as expressly provided for in this Article VI or the Appendix, no individual, whether a
Participant,  former  Participant,   Beneficiary  or  otherwise,  shall  be
entitled to any distribution or withdrawal of funds from the Trust Fund.
            6.9   Participants   Who  Cannot  Be   Located:   If  the  Plan
Administrator after the passage of a period of time (which period shall be established by the Plan Administrator in accordance with reasonable administrative practices) and reasonable due diligence is unable to locate an inactive Participant or Beneficiary to whom a payment is due under this Article VI, the amount of the Account due such person shall be treated as a forfeiture hereunder, provided that any such forfeited benefits shall be subject to reinstatement if the inactive Participant or Beneficiary ever makes a valid claim for the benefit. If a claim is made for a benefit that was forfeited under this Section 6.9, the benefit to be restored shall be the dollar value of the Account that was forfeited, determined as of the date the forfeiture occurred without any interest, earnings or adjustments in value occurring after the date of forfeiture. This Section 6.9 shall be administered by the Plan Administrator in accordance with any restrictions mandated by law. Forfeitures occurring pursuant to this Section 6.9 shall be used to pay Plan expenses as described in Section 9.2 and, to the extent not so used or reserved for such use, shall be allocated to Participants in the manner determined by Plan amendment.

                                  ARTICLE VII
                                  Plan Loans

            7.1 Eligibility for Plan loans: Subject to the restrictions set forth in this Article VII, the opportunity to take a Plan loan shall be made available to any Participant who, at the time such loan is to be made:
                  (a) is actively employed by an Employer who has agreed to participate in the loan program;
                  (b)  has a  minimum  account  balance  of  $2,000  in the
      Plan;
                  (c) has not defaulted on a Plan loan within the prior two years; and
                  (d) consents to and authorizes repayment of the loan through payroll deductions.
Employers that are not participating in the loan program may be designated by the Plan Administrator from time to time. The requirement of subsection (a) above shall be deemed satisfied in the case of a Participant who is not currently employed if the Participant is a party in interest within the meaning of ERISA section 3(14). For purposes of subsection (c) above, the time of default shall be determined under
Section 7.9
            7.2 Application Procedure: A Participant shall apply for a loan by calling into the telephone system established by the Plan Administrator and providing the requested information ("Telephone Application"). As soon as practicable after the Participant's Telephone Application, the Plan Administrator shall send such Participant a promissory note, an authorization form for withholding loan payments from the Participant's pay, a document granting the Plan a security interest in the Participant's Plan account, and any other documents the Plan Administrator deems appropriate ("Application Forms"). The promissory note shall state the amount and term of the loan, the applicable interest rate and repayment

                                       VII-1
     schedule, and other information as determined by the Plan Administrator. To complete the application, the Participant must properly fill out, sign and return the Application Forms so that they are received by the Plan Administrator within 30 days of the date of the Application Forms are prepared by the Plan. The Plan Administrator shall approve a Participant's loan application if the
Participant:
                  (a)  is eligible for a loan pursuant to Article 7.1,
                  (b) has properly completed and timely returned the Application Forms, and
                  (c) is  requesting  a loan  that  meets the terms of this
      Article VII and the summary plan description for this Plan.
An approved loan will be disbursed as soon as practicable after the Plan Administrator has received the Application Forms from the Participant.
            7.3 Loan  Amount:  A Plan loan  shall  not be less than  $1,000 nor, when aggregated with all other outstanding loans to such borrowing Participant from qualified retirement plans of the Company and any affiliated companies, exceed the least of (rounded down to the nearest hundred):
                  (a)   $50,000   (reduced   by  the   excess  of  (i)  the
      Participant's highest outstanding loan balance during the preceding one-year period ending on the day before the date the loan was made, over (ii) the outstanding balance of loans from the Plan on the date the loan is made);
                  (b) 50% of the Participant's account balance under the Plan;
                  (c) 100% of the value of the Participant's investments in the following "Core" Funds: PepsiCo Capital Stock, Security Plus, Equity-Index and Equity Income; or
                  (d) the maximum loan amount that can be amortized by the Participant's net pay (determined under Section 7.8).
                                       VII-2

The value of the Participant's account balance and investment in the Core Funds shall be based on the market values of such items at the time of the participant's Telephone Applications or the issuance of the loan, whichever is less.
            7.4      Maximum Number of Outstanding Loans and Refinancing:
                  (a) A Participant shall not have more than one loan outstanding from the Plan at any time. Subject to subsection (b), no loan may be made to a Participant until the repayment of any previous loan to such Participant.
                  (b) A Participant with an outstanding loan from the Plan is eligible to apply for a refinanced loan, provided the refinanced loan is issued at least two year (six months, effective as soon as practicable after October 20, 1995) after issuance of the outstanding loan. A refinanced loan shall meet all the requirements for a loan set forth in this Article VII. Its proceeds shall first be applied to repay the balance of the outstanding loan, with any remainder payable to the Participant as cash. The interest rate, fees, term and repayment schedule applicable to a refinanced loan shall be determined without reference to the original loan.
            7.5 Effect on Participant's Investment: A loan shall constitute a segregated investment solely of the Account of the borrowing Participant.
                  (a) When initially made, a loan shall be funded from the borrowing Participant's Core Fund investments, prorated based on the Participant's balance in each Core Fund.
                  (b) All repayments of principal and related interest any gains and losses on a loan shall be credited to the borrowing
Participant's account. Loan repayments shall be invested in accordance with the Participant's current investment direction for Salary Deferral Contributions. If the Participant does not have an investment in direction in effect on the date of the Participant's Loan Application, the Participant must provide an investment

                                       VII-3
      direction as part of his loan application. When a selected investment is no longer available, or when otherwise necessary, loan repayments shall be invested in the manner specified by the Plan Administrator from time to time.
                  (c) A loan shall be adequately secured at all times. All loans are secured by the portion of the borrowing Participant's Account that is invested in the Participant's loan. If the principal amount of a loan immediately after its issuance does not exceed 50 percent of the Participant's Account as of such time, the loan shall be deemed adequately secured at all times hereunder.
            7.6 Fees. Following the issuance of a loan, the borrowing Participant shall pay a one-time origination fee. For each month or part thereof the loan remains outstanding the borrowing Participant shall pay a monthly administration fee. Such fee shall be deducted from the Participant's Account at the end of the applicable month. They shall be charged against the position of the Account that is not invested in the loan, in accordance with rules adopted by the Plan Administrator. The fees applicable to a Participant's loan shall be determined on the date of the Participant's Telephone Application and shall not change while such loan is outstanding.
            7.7 Interest Rate. Plan loans shall bear a reasonable rate of interest that provides the Plan with a return commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances as part of a similar nationwide loan program. To this end, the Plan Administrator shall adopt rules and procedures for redetermining on a monthly basis the interest rate applicable to new Plan loans. The interest rate for any loan shall be fixed for the period of the loan and shall be determined as of the date of the related Telephone Application. No interest rate shall be less than the applicable federal rate in effect under Section 1274(d) of the Code, as of the day on which the loan was initiated, compounded annually.
                                       VII-4

            7.8  Term and Repayment.

                  (a) Term.  Subject to  subsections  (c) through  (e), the
      term of a loan shall be not less than 1 year nor greater than 4 years, measuring from the date of issuance.
                  (b)  Repayment.   Subject  to  subsections   (c)  through
      (e), a borrowing Participant shall repay his outstanding loan by making substantially level amortization payments at the interval determined by the Plan Administrator. When a Participant is receiving net pay, this shall be the interval of the Participant's regular payroll checks from the Employer, and loan repayments (and any outstanding loan amounts that are due and payable) shall be withheld from the Participant's net pay to the extent possible. For this purpose, "net pay" shall mean a Participant's pay from an Employer, reduced by applicable taxes and such other payroll deductions that are accorded priority by the Plan Administrator. Notwithstanding the preceding provisions, direct payment to the Plan Administrator shall be required in the case of a Participant who is on an authorized leave of absence or long term disability, or a Participant who becomes a foreign service employee. For purposes of this subsection, a loan is not considered outstanding following its default.
                  (c)  Prepayment.  A  Participant  may  prepay  his entire
      outstanding loan balance without penalty after first notifying the Plan Administrator. Upon notification, the Plan Administrator shall make the necessary administrative arrangements to permit repayment and shall advise the Participant of the payment-in-full amount and its due date. No partial prepayments are permitted, and no payment-in-full amount will be accepted after its due date.
                                       VII-5

                  (d)      Terminating      Employees.      Notwithstanding
      subsections   (a)  and  (b),  an   outstanding   loan  shall   become
      immediately due and payable in full if the borrowing Participant retires, dies or otherwise terminates employment. For purposes of this subsection, a Participant's employment shall be deemed to continue: (1) while he is receiving long term disability benefits and making  loan  repayment  directly to the Plan  Administrator,  or
      (2) while he is repaying his loan through payroll deduction from salary continuation or other similar payments.
                  (e)  Termination  of  Loan  Program.  In  the  event  the
      Plan   terminates  or  the  portion  of  the  Plan  applicable  to  a
      Participant terminates, the Participant's loan shall become due and payable in full immediately.
            7.9   Loan Default.  A loan shall be in default if:
                  (a)  the  borrowing  Participant  is  delinquent  on more
      than 12 weeks of scheduled loan repayment amounts;
                  (b)  the   loan   becomes   due  and   payable   and  the
      Participant fails to pay the outstanding principal amount plus accrued interest within 60 days;
                  (c) the  term  of the  loan  has  been  extended  to more
      than  56  months  as  a  result  of  the  Participant's   failure  or
      inability to make timely loan payments; or
                  (d) there occurs such other circumstances as the Plan Administrator considers to be a default in order to protect the interests of the Plan.
A default on a Plan loan occurs on the date the first of the preceding conditions is met. If a default on a Participant's Plan loan occurs, the Plan shall have the right to foreclose on the Participant's security interest in his Account, and shall do so on or

                                       VII-6
after the first distributable event for such Participant described in Article VI (other than a hardship distribution event pursuant to Section 6.3(a)).
            7.10  Nondiscrimination.  Loans  shall  be  made  available  to all Participants who meet the requirements set forth in section 7.1 on a reasonably equivalent basis, except that the Plan Administrator may make reasonable distinctions based on other obligations of the Participant, state law requirements affecting payroll deductions and other factors that may adversely affect the ability to assure repayment through payroll deduction. The Plan Administrator may refuse a requested loan where it determines that timely repayment of the loan through payroll deduction is not assured.
            7.11  Collins  Food  International,  Inc.  With  respect  to  a
borrowing    Participant:    (i) who   was   employed   by   Collins   Food
International, Inc. before becoming employed by Kentucky Fried Chicken Corporation and (ii) who has a loan outstanding under the Plan, the provisions of this Article VII shall apply. In addition, the terms of the promissory  note for such  outstanding  loan shall govern to the extent not in conflict with this Plan or applicable federal law.
            7.12  Miscellaneous.
                  (a)  Additional   Documentation.   A  Participant   shall
      execute   any   additional   documents   as   required  by  the  Plan
      Administrator that correct ministerial errors in the Application Forms, or that are required for proper administration of the loan.
                  (b)    Agent    of   Plan    Administrator.    The   Plan
      Administrator may designate an exclusive agent for purposes of administration of some or all of the loan program, and to such extent any references in this Article VII to the Plan Administrator shall mean the designated agent.
               (c) Power to Amend Outstanding Loans. It is specifically intended that the Company's power to amend the Plan set forth in Article XI

                                       VII-7
     applies to loans from this Plan that are outstanding (including loans in default) at the time of the amendment.
                                       VII-8

                               ARTICLE VIII
                       Determination of Beneficiary

            A Participant's Beneficiary under the Plan shall be determined in accordance with this Article. In the event of a Participant's death, any interest of the Participant in the Plan shall be payable to such Beneficiary in accordance with Section 6.2.
            8.1 Certain Married Participants: A Participant's Beneficiary shall be determined in accordance with this Section if: (i) the Participant is married on the date of his death, and (ii) the Participant is credited with at least one Hour of Service after August 22, 1984.
                  (a)  Deaths After November 13, 1984:
                        (1) Qualified Designations: If a Participant covered by this section dies after November 13, 1984, and has a Qualified Designation (as hereinafter defined) in effect on the date of his death, then such Participant's Beneficiary shall be the person or persons designated by the Participant in the most recent Qualified Designation on file with the Plan Administrator. For purposes of this subsection, a "Qualified Designation" is any Designation of Beneficiary form filed by a Participant which names someone other than the Participant's spouse as a primary beneficiary, and which meets the requirements of subparagraphs (i) or (ii) below:
                              (i)   A    Participant's    Designation    of
                  Beneficiary   form   meets  the   requirements   of  this
                  subparagraph if:
                                    (A) such  designation  is  consented to
                        in writing by the spouse to whom the Participant is married on the date of his death,
                                    (B)      the      spouse's      consent
                        acknowledges the effect of the designation,

                                       VIII-1

                                    (C)    the    spouse's    consent    is
                        witnessed  by  a  notary   public  or  an  official
                        designated by the Plan Administrator, and
                                    (D) the  designation  is  signed by the
                        Participant and satisfies any other requirements which are prescribed by the Plan Administrator.
                              (ii)   A    Participant's    Designation   of
                  Beneficiary   form   meets  the   requirements   of  this
                  subparagraph if:
                                    (A) at the  time  such  form is  filed,
                        it is established to the satisfaction of the Plan Administrator (or its authorized representative)
                        that the consent  required under  subparagraph  (i)
                        may not be obtained because the Participant's spouse cannot be located or because of such other circumstances as may be specified by Internal Revenue Service Regulations,
                                    (B)   the    Participant   is   legally
                        separated or the Participant has been abandoned (within the meaning of local law) and (I) the Participant has a court order to such effect, and
                        (II) there is no qualified domestic relations order (within the meaning of Code section 414(p))
                        which    requires    spousal    consent    to   the
                        Participant's elections covered by this section, and
                                    (C) the  designation  is  signed by the
                        Participant and satisfies any other requirements which are prescribed by the Plan Administrator.
     Consent by a spouse, or establishment that a spouse's consent cannot be obtained, shall be effective only with respect to such individual spouse. If the spouse is legally incompetent to give consent, consent may be given by the spouse's legal guardian (even if the guardian is the
                                       VIII-2

            Participant).  Once a spouse has given  consent to an  election of the Participant, such consent shall be irrevocable.
                        (2) No Qualified Designation: If a Participant covered by this Section dies after November 13, 1984, and does not have a  Qualified  Designation  in  effect on the date
            of  his  death,   then   notwithstanding   any  Designation  of
            Beneficiary  form  the  Participant  may have  completed,  such
            Participant's   sole   Beneficiary   shall  be  his  spouse.  A
            Participant's  Qualified  Designation  shall not be  considered to be in effect hereunder if all the Participant's designated Beneficiaries have predeceased the Participant.
                  (b) Deaths Before November 14, 1984: If a Participant described in this Section dies before November 14, 1984, then notwithstanding any Designation of Beneficiary form the Participant may have completed,  such  Participant's  Beneficiary for one-half of his interest in the Plan shall be such  Participant's  spouse. If the
      amount  payable  to  the   Participant's   spouse   pursuant  to  the
      preceding  sentence would exceed  $3,500,  then  notwithstanding  any
      other   provision    contained   herein,   such   one-half   of   the
      Participant's interest shall be payable to the spouse as a life annuity unless the spouse consents in writing to the distribution of  such  amount  as a  lump  sum.  The  remaining  one-half  of  the
      Participant's   interest   in  the  Plan  shall  be  payable  to  the
      Participant's  Beneficiary  determined in accordance with Section 8.2
      (as if such Section applied with respect to the Participant).
            8.2 Other Participants: A Participant's Beneficiary shall be determined in accordance with this Section if: (i) the Participant is not married on the date of his death, or (ii) the Participant is not credited with an Hour of Service after August 22, 1984.
     (a) Except as provided in subsections (b) and (c) below, the Beneficiary of a Participant covered by this Section shall be the person or persons designated by the Participant on the most recent Designation of Beneficiary form on

                                       VIII-3
      file with the Plan Administrator. A Designation of Beneficiary form shall not be taken into account under this section unless it has been signed by the Participant.
                  (b) In the case of a Participant covered by this Section who is married at death, any Designation of Beneficiary form executed by such Participant after December 31, 1984 shall not be effective hereunder unless such form meets the requirements of
      Section 8.1(a)(1)(i) or (ii).
                  (c) In the event benefits became payable upon the death of a Participant described in this Section and no Beneficiary has been properly designated as provided in subsections (a) and
      (b), or if all such designated Beneficiaries shall have predeceased the Participant, then the Participant's sole Beneficiary hereunder shall be his estate.
                                       VIII-4

                                ARTICLE IX
                              Administration

            9.1 Allocation of  Responsibility  Among  Fiduciaries for Plan
and Trust Administration: The Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically
given   them   under   this  Plan  or  the  Trust   instrument.   The  Plan
Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in this Plan and the Trust instrument, except where an agent is appointed to perform administrative duties as specifically agreed to by the Plan Administrator and the agent. Subject to Section 5.2(c)(1), the Trustee shall have the
sole   responsibility   for  the   administration  of  the  Trust  and  the
management of the assets held under the Trust as  specifically  provided in
the  Trust  instrument,   except  where  an  investment  manager  has  been
appointed  or  as  provided   otherwise  in  the  Trust  instrument.   Each
Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan or the Trust instrument, as the case may be, authorizing or providing for such direction, information or action. Furthermore, each Fiduciary may rely upon any direction, information or action of another Fiduciary as being proper under this Plan or the Trust, and is not required under this Plan or the Trust instrument to inquire into the propriety of any direction, information or action. It is intended under this Plan and the Trust instrument that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and the Trust instrument and shall not be responsible for any act or failure to act of another Fiduciary. No Fiduciary guarantees the Trust in any manner against investment loss or depreciation in asset value.
            9.2  Administration:  The  Plan  shall  be  administered  by the
Plan Administrator which may appoint or employ individuals to assist in the administration of the Plan and which may appoint or employ any other agents it deems advisable, including legal counsel, actuaries and auditors to serve at the Plan Administrator's direction. All usual and reasonable expenses of maintaining, operating and administering the Plan and the Trust, including the expenses of the Plan Administrator and the

Trustee (and their agents), shall be paid from the Trust (whether directly or by reimbursement to the Company or the Employer), except to the extent the Company or the Employer elect to pay such expenses.
            9.3  Claims  Procedure:  The  Plan  Administrator,  or  a  party designated by the Plan Administrator, shall have the exclusive discretionary authority to construe and to interpret the Plan, to decide all questions of eligibility for benefits and to determine the amount of such benefits, and its decision on such matters are final and conclusive. Any exercise of this discretionary authority shall be reviewed by a court under the arbitrary and capricious standard, (i.e., the abuse of discretion standard). If, pursuant to this discretionary authority, an assertion of any right to a benefit by a Participant or beneficiary is wholly or partially denied, the Plan Administrator, or a party designated by the Plan Administrator, will provide such claimant a comprehensible written notice setting forth:
                  (a)  The specific reason or reasons for such denial;
                  (b) Specific reference to pertinent Plan provisions on which the denial is based;
                  (c) A description of any additional material or information necessary for the claimant to submit to perfect the claim and an explanation of why such material or information is necessary; and
                  (d) A description of the Plan's claim review procedure. The claim review procedure is available upon written request by the claimant to the Plan Administrator, or the designated party, within 60 days after receipt by the claimant of written notice of the denial of the claim, and includes the right to examine pertinent documents and submit issues and comments in writing to the Plan Administrator, or the designated party. The decision on review will be made within 60 days after receipt of the request for review, unless circumstances warrant an extension of time not to exceed an additional 60 days, and shall be in writing and drafted in a manner calculated to be understood by the claimant, and include specific reasons for the decision with references to the specific Plan provisions on which the decision is based.
If  circumstances  warrant,  the Plan  Administrator  shall  provide the claimant a written notice, prior to the end of the 90-day period for processing the claim, extending such period by up to an additional 90 days and indicating the circumstances requiring the extension and the date by which the Plan Administrator expects to render its decision.
If the Plan Administrator fails to provide a comprehensible written notice stating that the claim is wholly or partially denied and setting forth the information described in (a) through (d) above within the 90-day processing period and if no extension of such 90-day period is made, the claim shall be deemed denied. Once the claim is deemed
denied,   the  Participant  shall  be  entitled  to  the  claims  review procedure described in subsection (d) above. Such review procedure shall be available upon written request by the claimant to the Plan Administrator within 60 days after the claim is deemed denied. Any
claim   referenced  in  this  section  that  is  reviewed  by  a  court, arbitrator,  or any other tribunal shall be reviewed solely on the basis of the record before the Plan Administrator. In addition, any such review shall be conditioned on the claimants having fully exhausted all rights under this section.
            9.4  Records  and  Reports:  The  Plan  Administrator  shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA and government regulations issued thereunder
relating   to   records   of   Participants'   service   and   benefits;
notifications to Participants; reports to, or registration with, the Internal Revenue Service; reports to the Department of Labor; and such other documents and reports as may be required by ERISA.
            9.5  Other  Administrative   Powers  and  Duties:  The  Plan
Administrator shall have such powers and duties as may be necessary or desirable to discharge its functions hereunder, including:
                                       IX-3

                  (a)  To  exercise  its   discretionary   authority  to
      construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;
                  (b)  To  prescribe   procedures   to  be  followed  by
      Participants or Beneficiaries filing applications for benefits;
                  (c) To prepare and  distribute,  in such manner as the
      Plan Administrator determines to be appropriate, information explaining the Plan;
                  (d) To  receive  from  employees  and  agents and from
      Participants such information as shall be necessary for the proper administration of the Plan;
                  (e) To  receive,  review and keep on file (as it deems
      convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the Trust from the Trustee;
                  (f)  To  appoint  or  employ   individuals   or  other
      parties to assist in the administration of the Plan and any other agents it deems advisable, including accountants, actuaries and legal counsel; and
                  (g) To delegate to other  persons or  entities,  or to
      designate or employ persons to carry out any of the Plan Administrator's fiduciary duties or responsibilities or other functions under the Plan.
            9.6 Rules and Decisions: The Plan Administrator may adopt such rules and procedures as it deems necessary, desirable, or appropriate. To the extent practicable, all rules and decisions of the Plan Administrator shall be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Plan Administrator shall be entitled to rely upon information furnished by a Participant or beneficiary, the legal counsel of the Plan Administrator, or the Trustee.
            9.7 Procedures: The Plan Administrator shall keep all necessary records and forward all necessary communications to the Trustee. The Plan Administrator may adopt such regulations as it deems desirable for the administration of the Plan.

            9.8 Authorization of Benefit Distributions: The Plan Administrator shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust pursuant to the provisions of the Plan, and shall warrant that all such directions are in accordance with this Plan.
            9.9 Application and Forms for Distributions: The Plan Administrator may require a Participant to complete and file with the Plan Administrator an application for a distribution and all other forms approved by the Plan Administrator, and to furnish all pertinent information requested by the Plan Administrator. The Plan Administrator may rely upon all such information so furnished it, including the Participant's current mailing address, age and marital status.

                                 ARTICLE X
                                 Trust Fund

            All contributions made by the Employers, or the Company on behalf of the Employers, under this Plan shall be paid to the Trustee and deposited in the Trust Fund or with an insurance company or a financial institution pursuant to a contract to be held and invested in accordance with the Trust instrument. Assets of other plans maintained by the PepsiCo Organization, which meet the requirements of Code section 401, may be commingled, for investment purposes only, through one or more master trust arrangements with the assets of this Plan. The Company shall have the right to appoint an investment manager or investment managers (as defined in section 3(38) of ERISA) to manage all or any part of the assets of the Trust Fund.

                                 ARTICLE XI
                           Amendment of the Plan

            The Company shall have the right at any time by instrument in writing, duly executed and acknowledged and delivered to the Trustee, to modify, alter or amend this Plan in whole or in part. However, except as permissible under the Code and ERISA, no amendment shall:
                  (a)  Reduce  the  amounts  in  any  Participant's  Account because of forfeiture or reduce the vested right or interest to which any Participant or Beneficiary is then entitled under this Plan;
                  (b) Eliminate an optional form of benefit with respect to a Participant's Account as of the date of the amendment;
                  (c) Cause or authorize any part of the Trust Fund to revert or be refunded to the Employer; or
                  (d) Cause any assets of the Trust to be used for, or diverted to, purposes other than for the exclusive benefit of Participants and their Beneficiaries (other than such part as is required to pay taxes and expenses of administration).
To the extent permitted under the Code, the Company shall have the right to amend the Plan at any time, retroactively or otherwise, in such respects and to such extent as may be necessary to qualify it under existing and applicable laws and regulations in order to make available to the Employers the tax benefits associated with qualified plans, including the full deduction for tax purposes of the Employer contributions made hereunder. A participating Employer shall not have the right to amend the Plan. Notwithstanding any provision herein to the contrary, the Company may by such amendment decrease or otherwise affect the rights of Participants hereunder if, and to the extent, necessary to accomplish such purpose.
                                       XI-1

                                ARTICLE XII
                          Termination of the Plan

            The Plan herein provided for has been established by the Company with the bona fide intention that it shall be continued in operation indefinitely. However, the Company reserves the right at any time to terminate or to partially terminate the Plan. In addition, a participating Employer may cease participation in the Plan with respect to its Employees.
            Should the Company decide to terminate the Plan, the Trustee shall be notified of such event in writing and shall proceed at the direction of the Plan Administrator to handle the assets of the Trust Fund, as follows:
            First, to the extent determined by the Plan Administrator, to pay any due and accrued expenses and liabilities of the Trust and any expenses involved in the termination.
            Second, to pay to Participants in the Plan who are active Employees affected by such termination the amount of their interest in the Trust Fund, as soon as permitted by applicable law, as determined by the Plan Administrator. If some or all of the Participants may not receive distributions of their interest at the time of such termination or cessation, the Plan Administrator may in its sole discretion direct the Trustee to segregate each such Participant's interest to a savings account, certificate of deposit, or other suitable investment for distribution at the appropriate future time.
            Notwithstanding the foregoing, the Trustee shall not be required to make any distribution from the Trust in the event the Plan is terminated until such time as the Internal Revenue Service shall have determined in writing that such termination will not adversely affect the prior qualification of the Plan.
            In the event of a termination or partial termination of this Plan instituted either by the Company or the Internal Revenue Service, or in the event of a complete discontinuance of contributions under this Plan, the right of each affected Participant to benefits accrued to the date of such termination, to the extent then funded, shall be nonforfeitable. In the case of a partial termination, this provision shall apply only to the portion of the Plan terminated and only to Participants affected by such partial termination.
                                       XII-1

                                ARTICLE XIII
                               Miscellaneous

            13.1 Participants' Rights; Acquittance: Except to the extent required or provided for by a mandatory law as in effect and applicable hereto from time to time, neither the establishment of the Trust hereby created, nor any modification thereof, nor the creation of any fund or account, nor the payment of any distributions, shall be construed as giving to any Participant or other person any legal or equitable right against the Employer, or any officer or employee thereof, or the Trustee or the Plan Administrator except as herein provided; nor shall any Participant have any legal right, title or interest in this Trust or any of its assets, except in the event and to the extent that amounts may actually be distributable to him hereunder, and the same limitations shall be applicable with respect to distributions upon death which may be payable to the Beneficiaries of a Participant. Under no circumstances shall the terms of employment of any Participant be modified or in any way affected hereby. This Plan and Trust shall not constitute a contract of employment nor afford any individual any right to be retained in the employ of the Employer.
            13.2  Nonalienation of Benefits:
                  (a) In  General:  Except as  provided  in  subsection  (b)
      below, benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder, shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.
                  (b)  Qualified  Domestic  Relations  Orders:  To the
      extent  mandated by law,  the Plan  Administrator  shall  comply with a qualified  domestic  relations  order, as defined by Code section  414(p)(1)(A),  which  requires  that  all or  part of a
      Participant's
                                       XIII-1
      interest in the Plan be paid to an alternate payee, i.e., the spouse, former spouse, child or other dependent of such Participant. If the Plan Administrator receives an order which purports to be a qualified domestic relations order, the Plan Administrator shall in accordance with such procedures and rules as it may establish: (i) determine the qualified status of such qualified domestic relations order under Code section 414(p)(6), and
      (ii) if satisfied that the qualified domestic relations order meets the requirements of Code section 414(p), direct the Trustee to comply with the qualified domestic relations order and pay amounts from the Trust Fund in accordance therewith. A qualified domestic relations order may not require the Plan to make a distribution to an alternate payee prior to the date the Participant terminates employment or, if earlier, the date the Participant attains age 50. However, the Plan may make a distribution to an alternate payee prior to such date in accordance with permissive terms of a qualified domestic relations order. Except as otherwise expressly provided in a qualified domestic relations order, no consent by a Participant or alternate payee shall be required in applying the provisions of Section 6.6 to an alternate payee's interest in the Plan. For purposes of the investment options under Article V and the determination of the amount of a distribution under Article VI, an alternate payee, with respect to his interest in the Plan, shall be treated as a Participant would with respect to his Account.
Neither the Plan, the Company, the Employer, the Plan Administrator nor the Trustee shall be liable in any manner to any person, including any Participant or Beneficiary, for complying with a domestic relations order that is considered a qualified domestic relations order in accordance with the provisions of Code section 414(p).
            13.3 Actions Involving the Trust: In any action or proceeding involving the Trust Fund, or any property constituting part or all thereof, or the administration thereof, the Company, the Employer, the Plan Administrator, and the Trustee shall be the only necessary parties and no employees or former employees of the Employer or their Beneficiaries or any
                                       XIII-2
other person having or claiming to have an interest in the Trust Fund or under the Plan shall be entitled to any notice or service of process.

            Any final  judgment  which is not  appealed or  appealable  that may be entered in any such action or proceeding shall be binding and conclusive on the parties hereto, the Plan Administrator, the Trustee and all persons having or claiming to have any interest in the Trust Fund or under the Plan.
            13.4  [Reserved]
            13.5   Successor   to  the   Company:   In  the   event  of  the
dissolution, merger, consolidation or reorganization of the Company, provision may be made by which the Plan and Trust will be continued by the successor; and, in that event, such successor shall be substituted for the Company under the Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all the powers, duties and responsibilities of the Company under the Plan.
            13.6  Transfer  of Plan  Assets:  In the event of any  merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust Fund to another trust fund, held under any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of this Plan, the assets of the Trust Fund applicable to such Participants shall be transferred to the other trust fund only if:
                  (a) Each Participant would, if either this Plan or the other plan then terminated, receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer, if the Plan had then terminated;
                  (b) Resolutions of the Board of Directors of the Employer of the affected Participants, shall authorize such transfer of assets; and, in the case of the new or successor employer of the affected Participants, its resolutions shall include an assumption of liabilities with respect to such Participant's inclusion in the new employer's plan, and
                  (c) Such other plan and trust are qualified under sections 401(a) and 501(a) of the Code.
                                       XIII-3

            13.7 Indemnification: Unless the Board of Directors of the Company shall determine otherwise, the Company shall indemnify, to the full extent permitted by law, any employee acting in good faith within the scope of his employment in carrying out the administration of the Plan.
            13.8  Action  by  the  Company:   Any  action  by  the  Company,
including any amendment authorized to be made under Article XI, shall be made by a resolution adopted by the Company's Board of Directors. In addition, any person or persons authorized by the Board may take action on behalf of the Company. Any such resolution of the Board of Directors shall be effective provided it is adopted in accordance with the bylaws
(or other governing authority) of the Company. Any action taken by any other person or persons shall be effective provided it is executed in accordance with the authorization of the Board.
            13.9  Applicable Law:  The provisions of the Plan shall be construed and administered according to, and its validity and enforceability shall be determined under, ERISA.  In the event ERISA does not preempt state law in a particular circumstance, the laws of the State of New York shall govern.
            13.10 Interpreting  the  Plan:  This Plan  shall be  interpreted in accordance with the rules of this section and Section 2.2.
                  (a) Compounds of the Word "Here": The words "hereof", "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan, not to any particular provision or section.
                  (b) Examples: Whenever an example is provided or the text uses the term "including" followed by a specific item or items, or there is a passage having similar effect, such passages of the Plan shall be construed as if the phrase "without limitation" followed such example or term (or otherwise applied to such passage in a manner that avoids limits on its breadth of application).
                  (c)   Fiduciary  Discretion:   With  respect  to  the  powers,
      duties and responsibilities allocated to the named Fiduciaries under the Plan, the Plan Administrator and the Trustee shall have full discretionary authority to implement and perform such powers, duties and responsibilities.

                                       XIII-4

      Specific references in the Plan to the Plan Administrator's or the Trustee's discretion in a particular context shall create no inference that the Plan Administrator's or Trustee's discretion in any other respect, or in connection with any other provisions, is less complete or broad.
                  (d) Invalid Provisions: If any provision of this Plan is, or is hereafter declared to be void, voidable, invalid or otherwise unlawful, the remainder of the Plan shall not be affected thereby.

                                       XIII-5

                                    ARTICLE XIV
                             Top-Heavy Plan Provisions

            14.1 Application: In the event that the Plan is determined to be a Top-Heavy Plan (as hereinafter defined), this Article XIV shall become effective as of the first day of the Plan Year in which the Plan is a Top-Heavy Plan.
            14.2  Definitions:
                  (a) Key Employee: During any year that the Plan is a Top-Heavy Plan, an Employee (including any Beneficiary of an Employee) is a Key Employee if, at any time during the Plan Year or any of the 4 preceding Plan Years, he is (or was):
                        (1) An officer of the Employer whose Annual Compensation (as hereinafter defined) exceeds 50 percent of the dollar limitation in effect for such year under Code section 415(b)(1)(A);
                        (2) One of the 10 employees having Annual Compensation of more than the dollar limitation in effect for such year under Code section 415(c)(1)(A), having individual ownership interests in the Employer of more than 1/2 of 1 percent, and owning the largest interests in the Employer;
                        (3) A 1  percent  owner of the  Employer  having  Annual
            Compensation from the Employer of more than $150,000; or
                    (4) A 5 percent  owner of the Employer.  Ownership  shall be determined according to Code section 416(i)(1)(B). For purposes of paragraph (1) above, no more than 50 Employees (or if less, the greater of 3 or 10 percent of the Employees) shall be treated as officers. For purposes of paragraph (2) above, if 2 Employees have the same ownership interest, the Employee with the higher Annual Compensation shall be treated as having the larger interest. For purposes of Paragraph (1), (2) and (3), annual compensation means compensation as defined in Code section 415(c)(3), but including amounts contributed by the Employer
                                       XIV-1
      pursuant to a salary  reduction  agreement  which are excludable  from the employee's gross income under Code section 125 or 402(a)(8).
                  (b)  Minimum  Contribution  - For a Plan Year,  the lesser of 3 percent of a Participant's Annual Compensation or, if this Plan does not enable a defined benefit plan in the Required Aggregation Group (as determined below) to satisfy the requirements of Code section 401(a)(4) or 410, a percentage of a Participant's Annual Compensation equal to the percentage at which contributions are made
      (or required to be made) under the Plan and all other plans in the Required Aggregation Group (as defined below) for the Key Employee for whom such percentage is highest.
                  (c) Top-Heavy Plan: For any Plan Year beginning after December 31, 1983, a plan that is required in such year to satisfy the requirements of Code section 416 because the aggregate of the account balances of all Key Employees in the Plan exceeds 60 percent of the aggregate of the account  balances of all  Participants  in the
      Plan,   such   determination   to  be  made  in  accordance  with  the
      procedures described in Code section 416(g) and the regulations thereunder as of the last day of the preceding Plan Year (or in the case of the first Plan Year, as of the last day of such Plan Year) (the "determination date"). For purposes of determining whether the Plan is a Top-Heavy Plan, the Plan must be aggregated with all other plans maintained by the Employer which are required to be aggregated with the Plan in order for the Plan to meet the requirements of Code sections 401(a)(4) or 410, and all other plans maintained by the Employer in which a Key Employee is a Participant (the "Required Aggregation Group"). In addition, the Plan may also be aggregated with any other plans maintained by the Employer so long as such aggregation would not prevent the aggregated group from satisfying the requirements of Code sections 401(a)(4) or 410 (the "Permissive Aggregation Group").
     14.3 Allocation of Minimum Contribution: For any year in which the Plan is a Top-Heavy Plan, the Minimum Contribution as defined in Section 14.2(b) hereof shall be made to the account of each Participant who is a non-Key Employee, unless the Participant accrues the defined benefit minimum required by Code section 416 for such year under a defined benefit plan maintained by the Employer. Such Minimum Contribution shall be made to the account of each non-Key Employee Participant who is employed on the last day of such Plan Year without regard to such Participant's Hours of Service during such Plan Year. The
                                       XIV-2

     Employer and the Plan Administrator shall determine under which plan a Participant shall receive the Minimum Contribution if the Employee is a Participant in more than one plan maintained by the Employer.
     14.4 Vesting: If for any Plan Year the Plan is a Top-Heavy Plan, a Participant's vested interest in the Plan for such Plan Year and all preceding Plan Years shall not be less than as determined under the following vesting schedule:

    Years of                   Vested                  Forfeited
    Service                    Percentage              Percentage

  Less than 2                    0%                   100%
       2                        20%                    80%
       3                        40%                    60%
       4                        60%                    40%
       5 or more               100%                     0%


     If the Plan ceases to be a  Top-Heavy  Plan,  the vesting  schedule in this
Section 14.4 shall not apply, provided that any portion of the Participant's interest in the Plan that was nonforfeitable before the Plan ceases to be a Top-Heavy Plan shall remain nonforfeitable, and further provided that any Participant who has 3 or more Years of Service at the time the Plan ceases to be a Top-Heavy Plan shall have the right to elect during the Election Period (as hereinafter defined) to continue to have his vested interest determined in accordance with the vesting schedule contained in this Section 14.4.
     For the purposes of this Section 14.4, Years of Service shall include service prior to the Effective Date, and shall include service during the Election Period. The Election Period shall be the period during which such Participant may make such vesting schedule election and shall begin on the date of the adoption of the amendment which changes the vesting schedule and shall end on the latest of:
     (a) The date which is 60 days after the adoption of the amendment which changes the vesting schedule;
     (b) The date which is 60 days after the effective date of the amendment which changes the vesting schedule; or
     (c) The date which is 60 days after the date such Participant is notified in writing of the amendment which changes the vesting schedule.
                                       XIV-3

                                  ARTICLE XV
                                  Signature

            The above amended and restated Plan is hereby adopted and approved, to be effective as of July 1, 1992 (except as otherwise indicated), this 29th day of June, 1994.


                                          PEPSICO, INC.



                                          By: /s/ J. ROGER KING
                                          ---------------------
                                                   J. Roger King
                                                   Senior Vice President,
                                                   Personnel


Approved:



/s/ ALAN ROCKOFF
----------------
Law Department



/s/ SYLVESTER HOLMES
--------------------
Tax Department

                                  SCHEDULE 1

                                   PEPSICO
                          LONG TERM SAVINGS PROGRAM

          Designated Employers for Nonrestaurant Salaried Employees
                                (As of 1/1/94)

            Atlantic Soft Drink Company, Inc.
            Beamon Bottling Co.
            Belfast Bottling Co. of Reno
            Beverage Products Corporation
            Frito-Lay, Inc.
            Frito-Lay, Texas, Inc.
            Gamble, Inc.
            General Cinema Beverages of North Florida, Inc. General Cinema Beverages of Youngstown, Inc.
            Laurel Group, Ltd
            Mann Bottling Company, Inc.
            National Beverages, Inc.
            Pepsi-Cola Bottling Company of Alaska
            Pepsi-Cola Bottling Company of Everett
            Pepsi-Cola Bottling Company of Los Angeles
            Pepsi-Cola Bottling Company of St. Louis, Inc. Pepsi-Cola Bottling Commodities, Inc.
            Pepsi-Cola Metropolitan Bottling Company, Inc.
              (only at certain locations as designated by the Plan Administrator)
            Pepsi-Cola Operating Company
            Pepsi-Cola Personnel, Inc. (only at certain
              locations as designated by the Plan Administrator)
            Recot, Inc.
            Rice Bottling Enterprises, Inc.
            Shelbyville Bottling Co.
            Smartfoods, Inc.
            Western Bottling Co., Inc.

                                  SCHEDULE 2

                                   PEPSICO
                          LONG TERM SAVINGS PROGRAM

   Designated Employers for Nonrestaurant Hourly and Commissioned Employees
                                (As of 1/1/94)


        Atlantic Soft Drink Company, Inc.
        Beamon Bottling Co.
        Belfast Bottling Co. of Reno
        Beverage Products Corporation
        Frito-Lay, Inc.
        Frito-Lay, Texas, Inc.
        Gamble, Inc.
        General Cinema Beverages of North Florida, Inc. General Cinema Beverages of Youngstown, Inc.
        Laurel Group, Ltd
        Mann Bottling Company, Inc.
        National Beverages, Inc.
        Pepsi-Cola Bottling Company of Alaska
        Pepsi-Cola Bottling Company of Everett
        Pepsi-Cola Bottling Company of Los Angeles
        Pepsi-Cola Bottling Company of St. Louis, Inc. Pepsi-Cola Bottling Commodities, Inc.
        Pepsi-Cola Metropolitan Bottling Company, Inc.
          (only at certain locations as designated by the Plan Administrator)
        Pepsi-Cola Operating Company
        Pepsi-Cola Personnel, Inc. (only at certain
          locations as designated by the Plan Administrator)
        Recot, Inc.
        Rice Bottling Enterprises, Inc.
        Shelbyville Bottling Co.
        Smartfoods, Inc.
        Western Bottling Co., Inc.

                                 SCHEDULE 3

                                   PEPSICO
                          LONG TERM SAVINGS PROGRAM

                Designated Employers for Restaurant Employees
                               (As of 1/1/94)


Part 1:

           Pizza Hut, Inc. and its domestic locations and subsidiaries,
                 Except for locations formerly owned by the Herb Blankenship Franchise; Middleton Enterprises, Inc. and its subsidiaries; and Employees who work for Pizza Hut of Cincinnati); and
                 Including Delops, Inc. (eff. 3/1/96); D'Angelos Sandwich Shops, Inc. (eff. 3/1/96); and Progressive Food, Inc. (eff. 3/1/96)
           Kentucky Fried Chicken Corporation (and its domestic locations and subsidiaries except for locations formerly owned by the Fitzpatrick Franchise)
           KFC Corporation
           KFC Enterprises, Inc.
           KFC National Management Company
           Kentucky Fried Chicken of California, Inc.
           Kentucky Fried Chicken of Southern California, Inc.
           Kentucky Fried Chicken Corporate Holdings, Ltd.
           NKFC, Inc.
           QSR, Inc.
           Taco Bell Corp. (and its domestic subsidiaries)
           Taco Bell Enterprises, Inc.
           Calny, Inc.
           Taco Bell of California, Inc.
           Taco Del Sur, Inc.
           Tenga Taco, Inc.
           PepsiCo, Inc. (only with respect to those Employees of PepsiCo, Inc. who are (i) providing services in Illinois to another Employer and
     (ii) working under the supervision of such other Employer)

Part 2:

           PepsiCo Food Systems, a division of PepsiCo, Inc.

                                 SCHEDULE 4

                                   PEPSICO
                          LONG TERM SAVINGS PROGRAM

              Designated Employers for Transportation Employees
                               (As of 1/1/94)

        Frito-Lay, Inc. (and its domestic subsidiaries)
        Frito-Lay of Texas, Inc.
        Smartfoods, Inc.
        Recot, Inc.

                                 SCHEDULE 5


                                   PEPSICO
                          LONG TERM SAVINGS PROGRAM

                 Designated Hourly Employees of the Company
                               (As of 1/1/94)

     Employees represented by Local 30 of the International Union of Operating Engineers/A.F.L.-C.I.O.
     Security Guards based in Purchase, New York

                                  Appendix
                                  APPENDIX

The following Appendix Articles modify particular terms of the Plan as it applies to certain Employee groups. Except as specifically modified in this Appendix, the foregoing provisions of the Plan shall fully apply. In the event of a conflict between this Appendix and the foregoing provisions of the Plan, the Appendix shall govern with respect to the conflict.

                                  Article A
                                KFC - Collins
            The terms of this Article apply to certain Plan Participants who were employees of Collins Foods International, Inc. and who were Participants in the Collins Food International, Inc. Employee Savings Plan on March 17, 1991. The effective date of this amendment is March 17, 1991, the date Collins Foods International, Inc. was merged into Kentucky Fried Chicken Corporation. As of the merger, Participants were entitled to make investment directions into the Kentucky Fried Chicken Corporation Long Term Savings Program. If no investment election was received, the Participant's account was transferred to the Security Plus Fund. The Kentucky Fried Chicken Corporation Long Term Savings Program was merged into the PepsiCo Long Term Savings Program effective December 31, 1991.
            A.1 Definitions: The following words and phrases as used herein, have the respective meanings set forth in this Article, unless the context clearly indicates to the contrary.
                  (a)  Collins:  Collins Food International, Inc.
                  (b)  Savings Plan:      Collins  Food  International,  Inc.
      Employee Savings Plan.
                  (c)  Closing Date:      March 17, 1991
                  (d)  Account  Balance:  The  amount in the  account of each
      Participant in the Savings Plan as of the Closing Date.
                  (e)   Voluntary   Contribution:   The  amount   voluntarily
      contributed  to the Savings Plan by a  Participant  prior to January 1,
      1987.
                  (f)  Voluntary   Contribution  Account  The  account  of  a
      Participant to which his Voluntary Contributions and the gains and losses thereon are credited.
            A.2 Participants Covered by this Appendix: As of the Closing Date, Employees of Collins who participated in the Savings Plan became Participants in the Kentucky Fried Chicken Corporation Long Term Savings Program if the Participant had an Account Balance in the Savings Plan as of the Closing Date. In addition, individuals described in the preceding sentence became Participants in this Plan as of December 31, 1991 if they had an account balance in the Kentucky Fried Chicken Corporation Long Term Savings Program as of December 31, 1991. Each Participant in the Savings Plan as of the Closing Date became fully vested in his Account Balance.
            A.3 Voluntary Contributions: A Participant may make withdrawals from his Voluntary Contribution Account from time to time, subject to reasonable procedures as the Plan Administrator may establish. Withdrawals of Voluntary Contributions shall consist only of the principal amount credited to the Participant's Voluntary Contribution Account.
            A.4 Plan Loans: Effective as of the Closing Date, no new plan loans shall be available under the Kentucky Fried Chicken Corporation Long Term Savings Program and this Plan and no existing loans may be renewed or extended. Plan loans that were made under the Savings Plan, and are outstanding as of the Closing Date, are expressly authorized as a permissible investment under the Kentucky Fried Chicken Corporation Long Term Savings Program and this Plan in accordance with (and subject to) the following provisions of this section.
                  (a) The program of Plan loans  authorized  by this  section shall be administered by the Plan Administrator (or its delegate).
                  (b) Plan loans shall bear a  reasonable  rate of  interest, the amount to be determined from time to time in accordance with the rules and procedures in effect under the Savings Plan on the Closing Date. The term of any loan shall be that in effect for the loan on the Closing Date.
                  (c) A loan  shall  continue  to be repaid in the  manner in effect on the Closing Date, provided that interest and principal on the loan must be repaid through payroll deduction installments (not less frequently than quarterly) over a total period not to exceed 4-1/2 years (including renewals and extensions). Loan repayments shall be invested in accordance with the Participant's current investment direction for Salary Deferral Contributions. If no such election is in effect, repayments shall be invested in the manner specified by the Plan Administrator from time to time.
                  (d) A loan shall be  documented  by such  notes,  evidences of indebtedness, security agreements and other instruments executed by the Participant as the Plan Administrator may require.
                  (e)  A  loan  shall   constitute   an  investment  of  only
      amounts credited to the Account of the borrowing Participant. All gains and losses on a loan shall be credited to the borrowing Participant's Account.
                  (f) A loan  shall  be  adequately  secured  at  all  times.
      All loans are secured by a portion of a borrowing Participant's Account (but not more than the lesser of: (1) 50 percent of the Account, or (2) the amount of the loan). To the extent the principal amount of the loan (immediately after its origination, extension or renewal) does not exceed 50 percent of the Participant's Account at such time, the loan will be deemed to be adequately secured. Any additional loan amount must at all times be secured by other security of a type and value that would be accepted by commercial lenders for such purpose.
                  (g) A loan  shall be in default  if the  Participant  fails to make any payment when due or if there occurs such other circumstances as may be prescribed by the Plan Administrator. If a loan is in default, execution on the defaulting Participant's Account shall be accomplished when and to the extent the Account is distributed to the Participant hereunder. Execution on any other security of the Participant shall be accomplished at the time deemed necessary by the Plan Administrator to prevent a loss to the Plan.
                  (h) If a  Participant  has a  Termination  of Employment or
      dies, any loan outstanding to the Participant shall become immediately due. If the portion of a Participant's Account securing his loan otherwise becomes payable to the Participant hereunder, such loan shall become due to the extent this portion of the Account is to be distributed. In either case, the amount of the loan that is due shall be satisfied by applying against it the portion of the Participant's Account that secures the loan. In turn, such Account shall be correspondingly reduced prior to making the distribution to or on behalf of the Participant.

                                  ARTICLE B
                            KFC Hourly Employees

The terms of this Article apply to any Employee who is employed on or after December 1, 1989 on an hourly basis by KFC Corporation; KFC Enterprises, Inc.; KFC National Management Company; Kentucky Fried Chicken International Holdings, Inc.; Kentucky Fried Chicken Corporate Holdings, Ltd.; Kentucky Fried Chicken Corporation or the Company (only with respect to those Employees of the Company who are (i) providing services in Illinois to Kentucky Fried Chicken Corporation and (ii) working under the supervision of Kentucky Fried Chicken Corporation) (collectively referred to as "KFC").
            B.1 Modifications to Article III: To determine the eligibility to participate in the Plan of an Employee covered by this Article, Section 3.1(a) shall be modified to read as follows:
                  "(a)  General  Rule:  An  hourly  Employee  of  KFC  who is employed on or after December 1, 1989 shall be eligible to participate in the Plan on and after such date as follows:
                        "(1)  Effective  for periods  before July 1, 1995, if
            he is either a full-time hourly Employee of KFC whose Employment Commencement Date is before 1992 or a full-time hourly Employee of KFC who is coded as a shift supervisor and whose Employment Commencement Date is after 1991, or
                        "(2)  Effective  beginning  July 1, 1995, if he is an
            hourly Employee of KFC. Any such hourly Employee of KFC shall be considered to be described in Section 3.1(c) and, therefore, shall be subject to the age 21 and year of eligibility service requirements in Sections 3.2 and 3.3."
In addition, Section 3.2(a)(2) shall read as follows with respect to individuals who are eligible Employees pursuant to this Article B:
                        "(2)    The     following     rules    shall    apply
            notwithstanding paragraph (1) above.
                        "(i)  For  purposes  of  Employees   eligible   under
                  Section B.1(a) of the Appendix, the election of a full-time hourly Employee of KFC whose Employment Commencement Date is before 1992 shall not be effective until he has enrolled in his Employer's One Plus program, and the election of a full-time hourly Employee who is coded as a shift supervisor and whose Employment
                  Commencement Date is after 1991 shall not be effective until he has attained age 21 and completed one Year of Service.
                              "(ii)  The  election  of an  Employee  eligible
                  under Appendix Section B.1(b) shall not be effective before the first January 1 or July 1 following his attainment of age 21 and his completion of a 12-month period (measured as described below) in which he is credited with at least 1,000 Hours of Service (referred to as a _year of eligibility service_). The 12-month period between the date the Employee first completes one Hour of Service and the first anniversary thereof shall be used initially to determine his eligibility to participate in the Plan; thereafter, his eligibility to participate in the Plan shall be determined by reference to whether he completes 1,000 or more Hours of Service in any Plan Year, beginning with the first Plan Year commencing after he first completes one Hour of Service. An employee who completes 1,000 or more Hours of Service in both the initial 12-month eligibility computation period and the first Plan Year commencing after he first completes one Hour of Service shall be credited with two years of eligibility service for purposes of this section. Effective as soon as practicable after September 30, 1995, the term _payroll date_ shall replace _January 1 or July 1_ in the first sentence of this subparagraph."
            B.2 Modifications to Section 4.1: For purposes of determining the deferral amount in the case of an Active Participant who is covered by this Article, subsections (a), (d) and (e) of Section 4.1 shall read as follows:
                  "(a) Deferral Amount: Subject to the limitations established by this Article IV, each active Participant may defer in any Plan Year up to $60 of his Eligible Pay per pay period, in accordance with such rules and regulations as may be established by the Plan Administrator. In the event that a Participant elects to defer a portion of his Eligible Pay under the Plan, it will be designated for contribution by the Employer to the Trust on behalf of the Participant, and for deposit in his Salary Deferral Account. All amounts deposited to a Participant's Salary Deferral Account shall at all times be fully vested."
                  "(d) Election Procedures: An election made pursuant to subsection (b) or (c) above shall be in the manner specified by the Plan Administrator. Any election shall specify the amount of the deferral desired as a whole dollar amount, subject to the limitation in subsection (a) above. The Plan Administrator, in its discretion, may give no effect to an election that does not meet minimum standards for completeness and accuracy as the Plan Administrator may establish."
                  "(e) Payroll Deductions: A Participant's Salary Deferral Contributions shall be withheld from his Eligible Pay through automatic payroll deductions. Salary Deferral Contributions may not be withheld after they have been actually or constructively received by the Participant."

                                   ARTICLE C
                              Pizza Hut Employees

            The  terms of this  Article  apply to any  Employee  who is:  (a)
employed on an hourly basis by Pizza Hut, Inc. or its domestic restaurant locations and restaurant subsidiaries (collectively referred to as "Pizza Hut"), or (b) employed by Delops, Inc., D'Angelos Sandwich Shops, Inc. or Progressive Food, Inc. (restaurant subsidiaries of Pizza Hut which are collectively referred to as "D'Angelos"). Such Employees are eligible to participate in this Plan only as provided in this Article C.
            C.1  Modifications  to Section  3.1(a),  Pre-1996:  Effective for
periods before January 1, 1996, to determine the eligibility to participate in the Plan of an Employee covered by this Article, Section 3.1(a) shall be modified to read as follows:
                  "(a) General Rule: Effective for periods before January 1, 1996, any hourly Employee of Pizza Hut (other than a D'Angelos employee) who is either:
                        "(A)   Currently    eligible   to   enroll   in   his
            Employer's Benefits Plus program, or
                        "(B)  Effective  January  1,  1993  through  December
            31,  1995,  employed  in any of the  following  states:  Alabama,
            Alaska,  Arizona,  Arkansas,  California,  Colorado,  District of
            Columbia,  Florida, Georgia, Idaho, Kansas, Kentucky,  Louisiana,
            Maryland,  Mississippi,  Montana,  Nebraska,  Nevada, New Mexico,
            North Carolina, North Dakota,  Oklahoma,  Oregon, South Carolina,
            South  Dakota,  Tennessee,  Texas,  Utah,  Virginia,  Washington,
            West Virginia or Wyoming,
      shall be eligible to participate in the Plan while he is a participant in the Pizza Hut Hourly Employees Retirement Plan, i.e., not before he attains age 21 and completes 1,000 hours of service."
            C.2  Modifications  to  Section  3.1(a) for  Hourly  Employees,
Post-1995: Effective on and after January 1, 1996, to determine the eligibility to participate in the Plan of hourly Employees of Pizza Hut (including D'Angelos), Section 3.1(a) shall be modified to read as follows:
                  "(a) General Rule: Effective on and after January 1, 1996, any hourly Employee of Pizza Hut shall be eligible to participate in the Plan only as follows:
                        "(A)  Any such  Employee  who is  currently  eligible
            to  enroll  in his  Employer's  Benefits  Plus  program  shall be eligible to participate in the Plan;
                        "(B)  Any such Employee:
                              "(i) Who is an  hourly  Employee  of Pizza  Hut
                  as of January 1, 1996, and
                              "(ii) Who has an  Account  balance  in the Plan
                  on such date,
            shall be eligible to  participate  in the Plan,  but only through the date his  employment  with Pizza Hut first  terminates  on or after January 1, 1996.
                        "(C)  Effective March 1, 1996, any such Employee:
                              "(i)   Who  is   employed   by   D'Angelos   on
                  March 1, 1996, and
                              "(ii)  Who  has  an  account   balance  in  the
                  D'Angelo, Inc. Profit Sharing/401(k) Plan ("D Plan") on such date, shall be eligible to  participate  in the Plan,  but only through the date his  employment  with Pizza Hut first  terminates  on or after March 1, 1996."
            C.3  Modifications  to  Section  3.1(a) for  D'Angelos  Salaried
Employees: Effective March 1, 1996, salaried Employees of D'Angelos shall be eligible to participate in the Plan on the same terms and conditions as other Pizza Hut salaried employees. Thus, a D'Angelos salaried Employee shall be eligible for SaveUp to the same extent that he would be if D'Angelos were a participating employer in Pizza Hut Benefits Plus.
            C.4  Special  Provisions  Governing  D'Angelos   Employees:   The
D Plan shall be merged into this Plan effective as soon as administratively convenient after adoption of this provision ("Merger Date").
                  (a) Initial Accounts: Effective as of the Merger Date, each Employee who has an account balance under the D Plan ("D Plan
      Balance") immediately before the merger: (1) shall become fully vested in his D Plan Balance, and (2) shall have his Salary Deferral Account credited with the amount realized upon liquidation of the portion of his D Plan Balance not invested as an Employee loan ("liquidation amount"), as well as the value of any loan to the Employee that is outstanding on the Merger Date. If prior to the Merger Date the Employee directs the Plan Administrator how to invest the liquidation amount (and the direction meets the Plan Administrator's requirements), then this amount shall be invested in accordance with the Employee's direction as soon as practicable after the merger. If no such investment direction is received, then this amount shall be invested in the Security Plus Fund as soon as practicable after the merger. Thereafter, investment changes may be made in accordance with the Plan's usual rules.
                  (b) Loans: If an Employee has a loan outstanding from the D Plan immediately prior to the merger, such loan shall thereafter be subject to the provisions of Article VII that apply to already outstanding loans except as follows.
                        (1)  Section 7.3 shall not apply.
                        (2)  The   administration   fees   applicable   under
            Section  7.6 shall not  exceed  and  shall  not be  charged  more frequently  than  permissible  under  the  Employee's  pre-merger
            loan   agreement   and   the   related   D  Plan   terms   ("loan
            agreement").
                        (3)  Notwithstanding  Section 7.7, the interest  rate
            shall be based on the loan agreement.
                        (4)   Subject  to  Section   7.8(e),   the  term  and
            repayment  procedures  shall  be  based  on the  loan  agreement.
            Section 7.8(a), (b) and (d) shall not apply.
                        (5)  Notwithstanding  Section 7.9(a),  (b) and (c), a
            loan  covered  by this  subsection  shall be in default as of the
            earliest  of  the  following:   (i)  the  time  applicable  under
            Section  7.9(d),   (ii)  the  date  applicable   under  the  loan
            agreement, or (iii) immediately before a distribution is made to the Employee.

                                      ARTICLE D
                          Prior Definitions of Eligible Pay

The terms of this article apply to prior definitions of Eligible Pay.


     Effective January 1, 1989, except where otherwise noted, Eligible Pay was defined as follows:
          2.1(k) Eligible Pay: For each Plan Year, a Participant's Eligible Pay shall be determined as follows:
          (1) With respect to all Employees other than those employed by Frito-Lay, Inc. or its subsidiaries:
          (i) In the case of salaried Employees who are considered exempt from the minimum wage and overtime pay provisions of the Fair Labor Standards
     Act:

                    (I) for such  Employees who were Employees on or before July
               15 of the preceding Plan Year, or such other date during the preceding Plan Year as the Plan Administrator may select (July 15 or such other date being hereinafter referred to as the "Salary Determination Date" with respect to all Employees other than those employed by Frito-Lay, Inc. or its subsidiaries), Annual Compensation shall be the Participant's annual base salary in effect on the Salary Determination Date plus any lump sum amount received by the Participant prior to the Salary Determination
               Date and during such preceding Plan Year under the PepsiCo Executive Incentive Plan or PepsiCo's or a subsidiary's Middle Management Incentive Plan; or
                    (II) for such Employees who were not Employees on or before the Salary Determination Date, Annual Compensation shall be the Participant's annual base salary on his date of hire;
                         (ii) In the case of any salaried  Employees who are not
                    considered exempt from the minimum wage and overtime pay provisions of the Fair Labor Standards Act, and in the case of eligible hourly Employees: (I) for such Employees who were Employees on or beforethe Salary Determination Date, Eligible Pay shall be the Participant's base salary or hourly wage rate on the Salary Determination Date, plus any overtime pay earned by the Participant prior to the Salary Determination Date during such preceding Plan Year, annualized in accordance with rules adopted by the Plan Administrator;
                    (II) for such  Employees who were not Employees on or before the Salary Determination Date, Annual Compensation shall be the Participant's annual base salary or hourly wage rate on his date of hire, annualized in accordance with rules adopted by the Plan Administrator;
                         (iii) In the case of Employees  whose  remuneration  is
                    based, in whole or in part, on sales-related commission payments:
                         (I) for such  Employees who were Employees on or before
                    the salary Determination Date, Eligible Pay shall be the Participant's base annual salary in effect on the Salary
                    Determination Date, plus any commissions earned by the Participant prior to the Salary Determination Date during such preceding Plan Year, annualized in accordance with rules adopted by the Plan Administrator;in accordance with rules adopted by the Plan Administrator;
                         (II) for such  Employees  who were not  Employees on or
                    before the Salary Determination Date, Eligible Pay shall be the Participant's annual base salary on his date of hire.
                         (2) With  respect to Employees  employed by  Frito-Lay,
                    Inc. or its subsidiaries:
                         (i)  In  the  case  of  salaried   Employees   who  are
                    considered exempt from the minimum wage and overtime pay provisions of the Fair Labor Standards Act:
                         (I) for such  Employees who were Employees on or before
                    July 13 of the preceding Plan Year, or such other date during the preceding Plan Year as the Plan Administrator may select (July 13 or such other date being hereafter referred to as the "Salary Determination Date" with respect to Employees employed by Frito-Lay, Inc. or its subsidiaries), Eligible Pay shall be the Participant's annual base salary in effect on the Salary Determination Date plus any lump sum amount under the PepsiCo Executive Incentive Plan received by the Participant prior to the Salary Determination Date and during such preceding Plan Year, or any quarterly Frito-Lay Management Incentive Plan payments received by the Participant prior to the Salary Determination Date and during such preceding Plan Year annualized; or
                         (II) for such  Employees  who were not  Employees on or
                    before the Salary Determination Date, Eligible Pay shall be the Participant's annual base salary on his date of hire;
                         (ii) In the case of any salaried  Employees who are not
                    considered exempt from the minimum wage and overtime pay provisions of the Fair Labor Standards Act, and in the case of eligible hourly Employees:
                         (I) for such  Employees who were Employees on or before
                    the Salary Determination Date, Eligible Pay shall be the Participant's W-2 earnings plus any amounts designated as "Choice Pay" or "Flexible Pay" under an Employer's Benefits Plus program that are used to pay for benefits or are contributed under the Plan (such amounts being hereafter referred to as "Flexible Pay") prior to the Salary Determination Date during such preceding Plan Year, annualized in accordance with rules adopted by the Plan Administrator or, if greater, the Participant's W-2 earnings plus Flexible Pay during the calendar year prior to such preceding Plan Year; or
                         (II) for such  Employees  who were not  Employees on or
                    before the Salary Determination Date, Annual compensation shall be the Participant's annual base salary on his date of hire, annualized in accordance with rules adopted by the Plan Administrator;
                         (iii) In the case of Employees  who are  classified  as
                    commissioned ("route sales") Employees:
                         (I) for such  Employees who were Employees on or before
                    the Salary Determination Date, Eligible Pay shall be the Participant's W-2 earnings plus Flexible Pay prior to the Salary Determination Date during such preceding Plan Year, annualized in accordance with rules adopted by the Plan Administrator or, if greater, the Participant's W-2 earnings plus Flexible Pay during the Calendar Year prior to such preceding Plan Year; or
                         (II) for such  Employees  who were not  Employees on or
                    before the Salary Determination Date, Eligible Pay shall be the Participant's monthly guaranty on his date of hire, annualized.
                         (3)  With  respect  to  Employees  employed  by  Wilson
                    Sporting Goods Co. or its subsidiaries:
                         (i)  In  the  case  of  salaried   Employees   who  are
                    considered exempt from the minimum wage and overtime pay provisions of the Fair Labor Standards Act:
                         (I) for such  Employees who were Employees on or before
                    the Salary Determination Date, Eligible Pay shall be the Participant's annual base salary in effect on the Salary Determination Date plus any lump sum amount received by the Participant prior to the Salary Determination Date and during such preceding Plan Year under the PepsiCo Executive Incentive Plan or PepsiCo's or a subsidiary's Middle Management Incentive Plan; or
                         (II) for such  Employees  who were not  Employees on or
                    before the Salary Determination Date, Eligible Pay shall be the Participant's annual base salary on his date of hire;
                         (ii) In the case of any salaried  Employees who are not
                    considered exempt from the minimum wage and overtime pay provisions of the Fair Labor Standards Act, and in the case of eligible commissioned Employees:
                         (I) for such  Employees who were Employees on or before
                    the Salary Determination Date, Eligible Pay shall be the Participant's W-2 earnings plus Flexible Pay prior to the Salary Determination Date during such preceding Plan Year, annualized in accordance with rules adopted in the Plan Administrator; or
                         (II) for such  Employees  who were not  Employees on or
                    before the Salary Determination Date, Eligible Pay shall be the Participant's annual base salary on his date of hire;
                         (iii) In the case of eligible hourly Employees: (I) for
                    such Employees who were Employees on or before the Salary Determination Date, Eligible Pay shall be the Participant's base salary or hourly wage rate on the Salary Determination Date, plus any overtime pay earned by the Participant prior to the Salary Determination Date during such preceding Plan Year, annualized in accordance with rules adopted by the Plan Administrator; or
                         (II) for such  Employees  who were not  Employees on or
                    before the Salary Determination Date, Eligible Pay shall be the Participant's hourly wage rate on his date of hire, annualized in accordance with rules adopted by the Plan Administrator;
                         (iv) In the case of  Employees  who are  classified  as
                    piecework-paid Employees:
                         (I) for such  Employees who were Employees on or before
                    the Salary Determination Date, Eligible Pay shall be Participant's average hourly rate of pay during the first six months of the preceding Plan Year, plus any overtime pay earned by the Participant prior to the Salary Determination Date during said preceding Plan Year, annualized in accordance with rules adopted by the Plan Administrator; or
                         (II) for such  Employees  who were not  Employees on or
                    before the Salary Determination Date, Eligible Pay shall be the greater of the Participant's labor guarantee on his date of hire or his piecework guarantee on his date of hire, annualized in accordance with rules adopted by the Plan Administrator.
                         (4)  Effective as of January 1, 1985, in the case of an
                    Employee that is transferred from one Employer to another after the Salary Determination Date for any year, such Employee's Eligible Pay for the year shall be the Employee's annual base salary, annualized hourly wage rate, annualized weekly guarantee, annualized labor guarantee or annualized piecework guarantee (whichever is applicable based on the Employee's classification) as of the transfer date, plus certain additional compensation received by the Employee prior to the Salary Determination date but in the same Plan Year as such date. The additional compensation included pursuant to the preceding sentence is any overtime, commissions or unit pay (annualized), any lump sum paid under the PepsiCo Executive Incentive Plan or PepsiCo's or a subsidiary's Middle Management Incentive Plan, and any quarterly payments under a Frito-Lay Management Incentive Plan (annualized).

                         (5) For purposes of  paragraphs  (1), (2), (3), and (4)
                    above and except for amounts designated as "Choice Pay" under an Employer's Benefits Plus program that are used to buy benefits and amounts contributed under the Plan, salary or wages shall not include amounts or the value of benefits received, or deemed received, under any performance share plan, stock option plan or similar plan or under any pension or welfare benefit plan maintained by the Employer, whether such plan is qualified or non-qualified and whether such amounts are deferred or not deferred.
                        (6) In the case of  Employees  who are not  covered  by
                    the provisions of paragraphs (1), (2), (3), or (4) above, the Plan Administrator shall establish a method for determining Eligible Pay based upon the method of compensation  of such  Employees  and such  method  shall be applied in a nondiscriminatory manner for such group of Employees.
                         (7) No more  than  $200,000  in  Eligible  Pay shall be
                    taken  into  account  under  the Plan in any Plan Year on or after the Effective Date. This $200,000 limit shall be adjusted automatically at the same time and in such manner as permitted under Code section 415(d).
                 Effective January 1, 1992, Eligible Pay was defined as follows:
                         (k) Eligible Pay:  Effective  January 1, 1992, for each
                    Plan Year, a Participant's Eligible Pay shall be determined as follows:
                         (1)   Participants   Other  Than  Those   Employed   by
                    Restaurants   or  Frito   Division:   With  respect  to  all
                    Participants  other  than  those  employed  by a  restaurant division or by Frito-Lay, Inc., Frito-Lay of Texas, Inc., Recot, Inc., or Smartfoods, Inc. (a "Frito division"), a Participant's Eligible Pay shall be the sum of:
                         (i) The Participant's salary or wages,  including forms
                    of pay delivered in alternative manners such as piecework and payment by mileage for drivers, overtime, shift differentials, commissions, bonuses received under the PepsiCo Executive Incentive Plan or the Company's or a subsidiary's Middle Management Incentive Plan, and payment by mileage for drivers, overtime, shift differentials, commissions, bonuses received under the PepsiCo Executive Incentive Plan or the Company's or a subsidiary's Middle Management Incentive Plan, and
                         (ii) Any  amount  no  included  in (i)  above  which is
                    contributed by the Employer on behalf of the Participant pursuant to a salary reduction agreement and which is not includable in gross income under Code sections 125, 402(a)(8), or 402(h).
                         The amounts under  subparagraphs  (i) and (ii) shall be
                    taken from payroll records for the full calendar year that precedes the Plan Year by 2 years. For example, for the 1993 Plan Year, "Eligible Pay" shall be determined from amounts earned for the full calendar year ending December 31, 1990. For a Participant who has only a partial year's earnings during the full calendar year 2 years prior to the Plan Year, the partial year's earnings shall be annualized. For a Participant with no earnings during the full calendar year 2 years prior to the Plan Year, Eligible Pay shall equal the Participant's base salary or wages, not including alternative forms of base pay, overtime, shift differentials, commissions or bonuses on the later of: (A) the "Eligible Pay determination date" designated by the Plan Administrator with respect to Employees other than those employed by a restaurant division or a Frito division, or
                    (B) the Participant's Employment Commencement Date.
                         (2)  Participants  Employed  by  Frito  Division:  With
                    respect to a Participant employed by a Frito division, Eligible Pay shall be determined as follows:
                         (i) in the  case  of a  Participant  who is a  salaried
                    Employee considered exempt from the minimum wage and overtime pay provisions of the Fair Labor Standards Act, Eligible Pay shall mean: (A) If the Participant was an Employee on the Eligible Pay Determination date designated by the Plan Administrator with respect to Employees employed by the Frito division,
                         (I) the  Participant's  annual base salary in effect on
                    the Eligible Pay determination date in the preceding Plan Year, plus
                         (II) any trimester Frito-Lay  Management Incentive Plan
                    payments received by the Participant prior to the Eligible Pay determination date and during such preceding Plan Year, annualized or any lump sum amount under the PepsiCo Executive Incentive Plan received by the Participant prior to the Eligible Pay determination date and during such preceding Plan Year.
                         (B) If the  Participant  was  not  an  Employee  on the
                    Eligible Pay determination date in the preceding Plan Year, the Participant's annual base salary on his Employment Commencement Date.
                         (ii) In the  case of a  Participant  who is a  salaried
                    Employee not considered exempt from the minimum wage and overtime pay provisions of the Fair Labor Standards Act, and in the case of a Participant who is an hourly Employee, Eligible Pay shall mean:
                         (A) If the Participant was an Employee on or before the
                    Eligible Pay determination date in the preceding Plan Year, the greater of:
                         (I) the  Participant's  W-2 earnings,  plus any amounts
                    designated as "Flexible Pay" and contributed by salary reduction agreement to the Employer's Benefits Plus program or this Plan, in each case through the Eligible Pay determination date during such preceding Plan Year, annualized in accordance with rules adopted by the Plan Administrator, or
                         (II) the  Participant's  W-2 earnings plus Flexible Pay
                    during the calendar year immediately prior to such preceding Plan Year.
                         (B) If the Participant was not an Employee on or before
                    the Eligible Pay determination date, the Participant's annual base salary or hourly wage rate on his Employment Commencement Date, annualized in accordance with rules adopted by the Plan Administrator.
                         (iii) In the case of a Participant who is classified as
                    a commissioned ("route sales") Employee, Eligible Pay shall mean:
                         (A) If the Participant was an Employee on or before the
                    Eligible Pay determination date, the greater of:
                         (I) the Participant's W-2 earnings, plus any amounts of
                    Flexible Pay through the Eligible Pay determination date during the preceding Plan Year, annualized in accordance with rules adopted by the Plan Administrator, or
                         (II) the  Participant's  W-2 earnings plus Flexible Pay
                    during the calendar year immediately prior to such preceding Plan Year.
                         (B) If the Participant was not an Employee on or before
                    the Eligible Pay determination date for the preceding Plan Year, the Participant's weekly guarantee on his Employment Commencement Date, annualized in accordance with rules adopted by the Plan Administrator.
                         (3) Participants Employed by Restaurant Division:  With
                    respect to a Participant employed by a restaurant division of the Company, his Eligible Pay shall be determined as follows:
                    (i) In the case of a Participant who is a salaried  Employee of a restaurant division, Eligible Pay shall mean.
                    (A) If the  Participant  was an Employee on the Eligible Pay
               determination date designated by the Plan Administrator with respect to the Employees of his Employer, the sum of:
                    (I) the  Participant's  annual  base salary in effect on the
               Eligible Pay determination date,
                    (II) any  target  or lump sum bonus  for the  calendar  year including such determination date, and
                    (III) any overtime paid prior to the determination  date but within the same calendar year, annualized in accordance with rules adopted by the Plan Administrator.
                    (B) If the  Participant  was not an Employee on the Eligible
               Pay determination date with respect to the Employees of his Employer, the sum of the amounts under (I) and (II) above but determined as of the Participant's Employment Commencement Date.
                    (ii) In the case of a Participant  who is an hourly Employee of the KFC division, Eligible Pay shall mean:
                    (A) If the  Participant  was an Employee on the Eligible Pay
               determination date designated by the Plan Administrator with respect to KFC division Employees, the sum of:
                    (I) the Participant's  annualized hourly wage rate in effect on the Eligible Pay determination date, plus
                    (II) any overtime paid prior to the Eligibility Pay determination date but within the same calendar year, annualized in accordance with rules adopted by the Plan Administrator.
                    (B) If the  Participant  was not an Employee on the Eligible
               Pay determination date with respect to KFC division Employees, the sum of the amounts under (I) and (II) above but determined as of the Participant's Employment Commencement Date.
                        (4)  Special Rules for Determining Eligible Pay:
                    (i) For  purposes  of  paragraphs  (1) through (3) above and except for salary reduction amounts designated as Flexible Pay under an Employer's Benefits Plus program that are used to buy benefits and amounts contributed under the Plan, salary or wages shall not include amounts or the value of benefits received, or deemed received, under any performance share plan, stock option plan or similar plan or under any pension or welfare benefit plan maintained by the Employer, whether such plan is qualified or non-qualified and whether such amounts are deferred or not deferred.
                    (ii) In the case of Employees who transfer from one Employer to another during the year, Eligible Pay of such Employees shall be the amount of annualized base salary or hourly wage rate on the transfer date plus annualized overtime, commission pay received prior to the transfer date and prior to the determination date and the amount of any lump sum bonus paid from an Employer's Incentive Compensation program.
                    (iii)  Notwithstanding  the  foregoing  provisions  of  this subsection, in the case of an Employee who elects to make nonqualified deferrals under the PepsiCo Executive Income Deferral Program for an upcoming Plan Year, the Employee's Eligible Pay for such Plan Year shall not be greater than his current base pay and the prior year's bonus under the Employer's incentive compensation program, decreased by any nonqualified deferrals elected for the upcoming Plan Year, and increased by amounts that will be received as distributions from the PepsiCo Executive Income Deferral Program for such Plan Year.
                    (iv) For any Plan  Year  beginning  on or after  January  1,
               1989, the Eligible Pay of each Participant taken into account under the Plan shall not be less than $10,000 and shall not exceed $200,000, the latter as adjusted by the Secretary of the Treasury. In determining the Eligible Pay of a Participant for purposes of the $200,000 limitation set forth in the preceding sentence, the rules of section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules, the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Eligible Pay as determined under this Section prior to the application of this limitation.
References in the Plan to deferrals of Eligible Pay, or Salary Deferral Contributions from Eligible Pay, shall be read as referring to deferrals of a Participant's current Employee compensation not in excess of Eligible Pay, determined as above.